UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM N-CSR
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-22704

CAMBRIA ETF TRUST
 (Exact name of registrant as specified in charter)
________

2321 Rosecrans Avenue
Suite 3225
El Segundo, CA 90245
(Address of principal executive offices) (Zip code)

Corporation Service Company
2711 Centerville Road
Suite 400
Wilmington, DE 19808
 (Name and address of agent for service)

With a Copy to:
W. John McGuire
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, D.C. 20004

Registrant’s telephone number, including area code: 1-310-683-5500

Date of fiscal year end: April 30, 2016

Date of reporting period: April 30, 2016

Item 1. Reports to Stockholders.

Cambria Shareholder Yield ETF (SYLD)
Cambria Foreign Shareholder Yield ETF (FYLD)
Cambria Global Value ETF (GVAL)
Cambria Global Momentum ETF (GMOM)
Cambria Global Asset Allocation ETF (GAA)
Cambria Value and Momentum ETF (VAMO)
Cambria Sovereign High Yield Bond ETF (SOVB)

Annual Report

April 30, 2016

Cambria Investment Management

Table of Contents

Manager’s Discussion and Analysis of Fund Performance (Unaudited)	2
Schedules of Investments
Cambria Shareholder Yield ETF	15
Cambria Foreign Shareholder Yield ETF	17
Cambria Global Value ETF	19
Cambria Global Momentum ETF	22
Cambria Global Asset Allocation ETF	23
Cambria Value and Momentum ETF	24
Cambria Sovereign High Yield Bond ETF	26
Statements of Assets and Liabilities	28
Statements of Operations	30
Statements of Changes in Net Assets	32
Financial Highlights	35
Notes to Financial Statements	37
Report of Independent Registered Accounting Firm	50
Disclosure of Fund Expenses	51
Trustees and Officers	53
Approval of Advisory Agreements & Board Considerations	55
Notice to Shareholders	57
Supplemental Information	58

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that Cambria Investment Management L.P., the Funds’ investment advisor, uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (855)-383-4636; and (ii) on the Commission’s website at www.sec.gov.

Cambria Investment Management

Manager’s Discussion and Analysis of Fund Performance

(Unaudited)

Dear Shareholder:

We are pleased to present the following annual report for the Cambria ETF Trust.

●	SYLD

The Trust launched its first series, the Cambria Shareholder Yield ETF (“SYLD”) on May 13, 2013. SYLD seeks income and capital appreciation with an emphasis on income from investments in the U.S. equity market. For the three-month quarter ended April 30, 2016, SYLD posted a gain of 6.10%. For the 12-month period ending April 30, 2016, SYLD lost 2.59%. For the period since inception through April 30, 2016, SYLD gained 30.42%.

We believe that the S&P 500 Index serves as a suitable benchmark for SYLD. The table below shows the performance of the Fund vs. the S&P 500 Index (a) since inception of SYLD through April 30, 2016, (b) for the 12-month period ending April 30, 2016, and (c) for the quarter ended April 30, 2016.

	Vs Benchmark
	SYLD	S&P 500
Returns Since Inception	9.37%	10.50%
12 Months Ended 4/30/2016	-2.59%	1.21%
3 Months Ended 4/30/2016	6.10%	7.05%

●	FYLD

The Trust’s next series, the Cambria Foreign Shareholder Yield ETF (“FYLD”) launched on December 2, 2013. FYLD seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Foreign Shareholder Yield Index (the ‘‘FYLD Index’’). For the three-month quarter ended April 30, 2016, FYLD posted a gain of 10.30%. For the 12-month period ended April 30, 2016, FYLD posted a loss of 7.67%. From the Fund’s launch date through April 30, 2016, FYLD posted a loss of 7.83%.

We believe that the MSCI EAFE Index serves as a suitable benchmark for FYLD. The table below shows the performance of the Fund vs. the MSCI EAFE Index (a) since inception of FYLD through April 30, 2016, (b) for the 12-month period ending April 30, 2016, and (c) for the quarter ended April 30, 2016.

	Vs Benchmark
	FYLD	MSCI EAFE
Returns Since Inception	-3.33%	-1.13%
12 Months Ended 4/30/2016	-7.67%	-8.89%
3 Months Ended 4/30/2016	10.30%	7.82%

●	GVAL

The Trust’s third series, the Cambria Global Value ETF (“GVAL”), launched on March 11, 2014, GVAL seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Global Value Index (the “GVAL Index”). For the three-month quarter ended April 30, 2016, GVAL posted a gain of 14.89%. For the 12-month period ended April 30, 2016, GVAL posted a loss of 9.76%. For the period from launch through April 30, 2016, the Fund posted a 19.47% loss.

Cambria Investment Management

Manager’s Discussion and Analysis of Fund Performance

(Unaudited) (Continued)

We believe that the MSCI ACWI Index serves as a suitable benchmark for GVAL. The table below shows the performance of GVAL vs. the ACWI Index (a) since inception of GVAL through April 30, 2016, (b) for the 12-month period ending April 30, 2016, and (c) for the quarter ended April 30, 2016.

	Vs Benchmark
	GVAL	ACWI
Returns Since Inception	-9.64%	1.96%
12 Months Ended 4/30/2016	-9.76%	-5.13%
3 Months Ended 4/30/2016	14.89%	8.44%

●	GMOM

The Cambria Global Momentum ETF (“GMOM”) launched on November 3, 2014 at $25.00 per share. GMOM seeks to preserve and grow capital from investments in the U.S. and foreign equity, fixed income, commodity and currency markets, independent of market direction. For the three-month quarter ended April 30, 2016, GMOM posted a gain of 2.02%. For the 12-month period ended April 30, 2016, GMOM posted a loss of 8.61%. From the period from inception through April 30, 2016, GMOM posted a loss of 6.08%.

We believe that a suitable benchmark for GMOM is the S&P Balanced Equity and Bond – Moderate Index (SPBXMI). We believe the ”blended” portfolio of US equities and US Treasuries is a suitable benchmark for GMOM because the equity-bond blend is the precursor to most modern asset allocation strategies. This benchmark has traditionally been used by academia and practitioners alike as a measurement for broad asset allocation strategies. The table below shows the performance of GMOM vs. the benchmark (a) since inception of GMOM through April 30, 2016, (b) for the 12-month period ending April 30, 2016, and (c) for the quarter ended April 30, 2016.

	Vs Benchmark
	GMOM	S&P Balanced Equity & Bond Moderate Index
Returns Since Inception	-4.12%	4.72%
12 Months Ended 4/30/2016	-8.61%	3.00%
3 Months Ended 4/30/2016	2.02%	4.24%

●	GAA

The Cambria Global Asset Allocation ETF (“GAA”) launched on December 9, 2014 at $25.00 per share. GAA seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Global Asset Allocation Index (the “GAA Index”). For the three-month quarter ended April 30, 2016, GAA posted a gain of 7.13%. For the 12-month period ended April 30, 2016, GAA posted a loss of 2.58%. From the Fund’s inception through April 30, 2016, GAA also posted a loss of 0.07%.

Cambria Investment Management

Manager’s Discussion and Analysis of Fund Performance

(Unaudited) (Continued)

We believe that a suitable benchmark for GAA is the S&P Balanced Equity and Bond – Moderate Index (SPBXMI). We believe the “blended” portfolio of US equities and US Treasuries is a suitable benchmark for GAA because the equity-bond blend is the precursor to most modern asset allocation strategies. This benchmark has traditionally been used by academia and practitioners alike as a measurement for broad asset allocation strategies. The table below shows the performance of GAA vs. the benchmark (a) since inception of GAA through April 30, 2016, (b) for the 12-month period ending April 30, 2016, and (c) for the quarter ended April 30, 2016.

	Vs Benchmark
	GAA	S&P Balanced Equity & Bond Moderate Index
Returns Since Inception	-0.05%	5.28%
12 Months Ended 4/30/2016	-2.58%	3.00%
3 Months Ended 4/30/2016	7.13%	4.24%

●	VAMO

The Cambria Value and Momentum ETF (“VAMO”) launched on September 8, 2015 at $25.00 per share. VAMO utilizes a quantitative approach to actively manage a portfolio of domestic equities. The manager believes that a focus on three factors – value, momentum and tactical hedging, produces a portfolio of companies that offer strong characteristics, with the potential added benefit of lower volatility and protecting against market downturns. For the three-month period ended April 30, 2016, VAMO posted a gain of 2.32%. From the Fund’s inception through April 30, 2016, VAMO also posted a loss of 8.96%.

We believe that the S&P 500 Index serves as a suitable benchmark for VAMO. The table below shows the performance of the Fund vs. the S&P 500 Index (a) since inception of VAMO through April 30, 2016 and for (b) the quarter ended April 30, 2016.

	Vs Benchmark
	VAMO	S&P 500
Returns Since Inception	-8.96%	6.31%
3 Months Ended 4/30/2016	2.32%	7.05%

●	SOVB

The Cambria Sovereign High Yield Bond ETF (“SOVB”) launched on February 22, 2016 at $25.00 per share. SOVB seeks income and capital appreciation from investments in securities and instruments that provide exposure to sovereign and quasi-sovereign bonds. Since inception, SOVB posted a gain of 7.96%.

We believe that the Citi World Government Bond Index (“WGBI”) serves as a suitable benchmark for SOVB . The table below shows the performance of the Fund vs. WGBI since inception of SOVB through April 30, 2016.

	Vs Benchmark
	SOVB	WGBI
Returns Since Inception	7.96%	3.82%

Additional Commentary on Funds’ Performance

SYLD seeks to achieve its investment objective by investing, under normal market conditions, primarily in equity securities that provide a high “shareholder yield.” Cambria views equity securities as providing a high shareholder yield if they exhibit strong cash flows, as reflected by their payment of dividends to shareholders and their return of capital to shareholders in other forms, such as through net stock buybacks and net debt paydown. These metrics generally result in the Fund’s portfolio holding value stocks (as opposed to growth stocks).

Cambria Investment Management

Manager’s Discussion and Analysis of Fund Performance

(Unaudited) (Continued)

For the three months ending April 30, 2016, SYLD underperformed the S&P 500 Index by 0.95%. Underweights in Energy, Healthcare, Utilities, and Industrials were the main detractors, whereas over-weights in Financials and Materials were the main contributors.

For the twelve months ending April 30, 2016, SYLD underperformed the S&P 500 Index by 3.80%. Underweight in Information Technology, Utilities, and Energy, coupled with an overweight in Financials and Consumer Discretionary contributed to the underperformance.

FYLD seeks to achieve its investment objective by investing at least 80% of its assets in the components of the Cambria Foreign Shareholder Yield Index, and the Index identifies the 100 issuers in the relevant universe that have exhibited, in the aggregate, the strongest cash flows, the highest dividends paid to shareholders, and net stock buybacks and debt paydown. These metrics generally result in the Fund’s portfolio holding value stocks (as opposed to growth stocks).

For the three months ending April 30, 2016, FYLD outperformed MSCI EAFE Index 2.48%. A significant overweight in North America and a slight underweight in Asia Pacific contributed to the outperformance. Conversely, a significant underweight in Western Europe detracted from the outperformance. Similarly, overweights (in exposure) to the Canadian Dollar, the Australian Dollar, and the Norwegian Krone helped outperformance. Overweight’s in global Consumer Discretionary, Materials and Industrials sectors also contributed to performance.

For the twelve months ending April 30, 2016, FYLD outperformed MSCI EAFE Index by 1.22%. Globally, underweight in Financials, Consumer Staples, and Health Care, combined with an overweight in Consumer Discretionary, aided outperformance. Underweights in Western Europe and Asia-Pacific contributed to outperformance. From a currency exposure standpoint, underweights in the Japanese Yen, British Pound, and the Euro helped performance.

GVAL seeks to achieve its investment objective by investing at least 80% of its assets in the components of the Cambria Global Value Index. The GVAL index is a quantitative, value-oriented stock selection methodology that selects up to 11 countries trading at long-term discount (relative to other countries’ equity markets). Within the selected countries, the model then selects stocks trading at most attractive valuations, i.e., value stocks. Such a strategy will face headwinds during growth periods, and will likely underperform.

For the three months ended April 30, 2016, GVAL outperformed the MSCI ACWI Index by about 6.50%. For the purpose of this commentary, we have used the iShares MSCI ACWI ETF (ACWI) as a proxy. During this period, significant overweights in Eastern Europe, South and Central America, and Western Europe plus a distinct value tilt (overweight in mid-cap and small-cap stocks) led to outperformance.

For the twelve months ending April 30, 2016, GVAL underperformed the MSCI ACWI Index by about 4.63%. The chief drivers of this underperformance were significant overweights in Poland, Italy, Greece, Brazil, Spain, and Portugal contributed to underperformance. Similarly, overweight in midcap stocks contributed to underperformance.

For the period between GVAL’s inception and April 30, 2016, the MSCI ACWI Growth Index outperformed the MSCI ACWI Value Index by over 23%. This underperformance does not necessarily signify shortcomings of the underlying quantitative methodology, but underscores the fact that in times of brisk positive equity performance, such a strategy, especially an equal weighted strategy, will underperform traditional capitalization-weighted portfolios.

With respect to GMOM, for the three months ended April 30, 2016, GMOM returned 2.02%. REITs, global fixed income, US Treasuries of all maturities yielded positive returns. US value stocks and global Technology stocks yielded negative returns.

For the twelve months period ending April 30, 2016, GMOM returned -8.61%. Negative performance of emerging markets equities, combined with global Financial, Health Care, and Technology stocks, micro-cap and value stocks contributed to underperformance. For this period, allocations to US and global Treasuries made positive contributions.

Cambria Investment Management

Manager’s Discussion and Analysis of Fund Performance

(Unaudited) (Continued)

With respect to GAA, for the three months ending April 30, 2016, GAA returned 7.13%. The Fund held significant positions in emerging markets, global value stocks, mid-cap stocks, emerging markets debt, and global REITs – all of which had positive contributions.

For the twelve months ending April 30, 2016, GAA returned -2.58%. The Fund held significant positions in emerging markets equities, commodities, global value and small cap stocks, and global real estate – all of which posted negative returns.

Each of GMOM and GAA are designed to provide for an investor’s portfolio a stand-alone, fully diversified investment. Thus, the performance of each of them is expected to be moderate under most market conditions, and the performance of each of them is in line with Cambria’s expectations. In general, we believe market conditions have been favorable for US and foreign equities. We further believe that US equities may currently be trading at prices that are above their fair valuation — although not in “bubble” territory. Nevertheless, we expect valuations to be a headwind in the years ahead and we appreciate your continuing confidence in us as asset managers.

VAMO seeks to protect against market fluctuation through the use of a rules based hedging strategy. For the three months ending April 30, 2016, VAMO underperformed the S&P 500 Index by 4.73%. Significant overweights in Consumer Discretionary and Financials, coupled with underweights in Energy, Utilities, and Materials contributed to negative performance. Further, VAMO was either fully or partially hedged against the S&P 500 Index (by using short futures). For this period, the S&P 500 Index returned 7.05%.

Between inception and April 30, 2016, VAMO underperformed the S&P 500 Index by 15.27%. For this period, the S&P 500 Index returned 6.31%, while VAMO maintained a full or partial hedge against the S&P 500 Index by using short futures. Additionally, over-weights in Consumer Discretionary and Financials, combined with a significant underweight in Information Technology contributed to the underperformance.

SOVB is a sovereign bond fund and represents Cambria’s first foray in the Fixed Income ETF universe. Between inception and April 30, 2016, SOVB returned 7.96%. The Fund held, when possible and feasible, sovereign debt issued in the local currency of the issuer. Holdings in Greek, Russian, Peruvian, and South African, Turkish, and New Zealand debt issues were the main contributors.

Sincerely,
Mebane Faber and Eric Richardson

The information provided represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future events or investment advice.

The performance data quoted represents past performance. Past performance does not guarantee future results.

Indices are unmanaged and do not include the effect of fees. One cannot invest directly in an index.

The S&P 500 Index is a diverse index that includes 500 American companies that represent over 70% of the total market capitalization of the U.S. stock market.

The Cambria Foreign Shareholder Yield Index represents issuers with strong cash flows, highest dividends paid to shareholders, net stock buybacks and net debt paydowns. The initial screening universe for this Index includes issuers in foreign developed countries with marketing capitalizations of at least $200 million. The Index is comprised of the 100 issuers with high rankings across a composite of the aforementioned factors.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance excluding the U.S. and Canada, consisting of 21 stock markets in Europe, Australasia, and the Far East.

Cambria Investment Management

Manager’s Discussion and Analysis of Fund Performance

(Unaudited) (Continued)

The Cambria Global Value Index consists of equity securities of issuers that are domiciled in, trade in, or have exposure to a market that is undervalued according to various valuation metrics. The initial screening universe for this Index includes issuers having a market capitalization of at least $200 million.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

The S&P Balanced Equity and Bond Index is comprised of three multi-asset class indices, each with a particular risk level. The indices consist of U.S. Treasury Bonds and Equities with the following asset mix proportions: Conservative: 75% Treasuries/ 25% Equities, Moderate: 50% Treasuries/50% Equities, Growth: 25% Treasuries/75% Equities.

Cambria Global Asset Allocation Index is designed to model absolute positive returns with reduced volatility, and manageable risk and drawdowns, by identifying an investable portfolio of equity and fixed income securities, real estate, commodities and currencies.

The World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries and 23 Emerging Markets (EM) countries.

The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 23 Emerging Markets (EM) countries.

Cambria Investment Management

Manager’s Discussion and Analysis of Fund Performance

(Unaudited) (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Shareholder Yield ETF versus the S&P 500 Index

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED APRIL 30, 2016
	One Year Return	Since Inception (Annualized)
Cambria Shareholder Yield ETF	(2.59)%	9.37%
S&P 500 Index	1.21%	10.50%

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The index is unmanaged and is not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Cambria Investment Management

Manager’s Discussion and Analysis of Fund Performance

(Unaudited) (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Foreign Shareholder Yield ETF versus the Cambria Foreign Shareholder Yield Index and the MSCI EAFE Index

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED APRIL 30, 2016
	One Year Return	Since Inception (Annualized)
Cambria Foreign Shareholder Yield ETF	(7.67)%	(3.33)%
Cambria Foreign Shareholder Yield Index	(6.67)%	(2.87)%
MSCI EAFE Index	(8.89)%	(1.13)%

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

Cambria Foreign Shareholder Yield Index represents issuers with strong cash flows, highest dividends paid to shareholders, net stock buybacks and net debt paydowns. The initial screening universe for this Index includes issuers in foreign developed countries with marketing capitalizations of at least $200 million. The Index is comprised of the 100 issuers with high rankings across a composite of the aforementioned factors.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Cambria Investment Management

Manager’s Discussion and Analysis of Fund Performance

(Unaudited) (Continued)

Comparison of Change in the Value of a $10,000 Investment in the
Cambria Global Value ETF versus the Cambria Global Value Index and the MSCI ACWI Index

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED APRIL 30, 2016
	One Year Return	Since Inception (Annualized)
Cambria Global Value ETF	(9.76)%	(9.64)%
Cambria Global Value Index	(9.11)%	(9.21)%
MSCI ACWI Index	(5.13)%	1.96%

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.69%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

Cambria Global Value Index consists of equity securities of issuers that are domiciled in, trade in, or have exposure to a market that is undervalued according to various valuation metrics. The initial screening universe for this Index includes issuers having a market capitalization of at least $200 million.

MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Cambria Investment Management

Manager’s Discussion and Analysis of Fund Performance

(Unaudited) (Continued)

Comparison of Change in the Value of a $10,000 Investment in the
Cambria Global Momentum ETF versus the S&P Balanced Equity & Bond – Moderate Index*

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED APRIL 30, 2016
	One Year Return	Since Inception (Annualized)
Cambria Global Momentum ETF	(8.61)%	(4.12)%
S&P Balanced Equity & Bond – Moderate Index	3.00%	4.72%
60/40 Hybrid of S&P 500 Index/ Citigroup 10-Year Treasury Index	2.53%	4.60%
S&P 500 Index	1.21%	3.77%
Citigroup 10-Year Treasury Index	3.73%	5.03%

* As of September 24, 2015, the Fund’s benchmark changed from the 60/40 Hybrid of the S&P 500 Index/Citigroup 10-Year Treasury Index to the S&P Balanced Equity & Bond – Moderate Index to be more in line with the Fund’s investment strategy.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.95%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The index is unmanaged and is not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P Balanced Equity & Bond – Moderate Index is comprised of three multi-asset class indices, each with a particular risk level. The indices consist of U.S. Treasury Bonds and Equities with the following asset mix proportions: Conservative: 75% Treasuries / 25% Equities, Moderate: 50% Treasuries / 50% Equities, Growth: 25% Treasuries / 75% Equities.

60/40 Hybrid of S&P 500 Index/Citigroup 10-year Treasury Index the S&P 500 Index focuses on the large-cap sector of the market; however, since it includes a significant portion of the total value of the market, it also represents the market. The Citigroup 10-Year US Treasury Benchmark (On-the-Run) Index measures total returns for the current ten-year on-the-run Treasuries that have been in existence for the entire month.

Cambria Investment Management

Manager’s Discussion and Analysis of Fund Performance

(Unaudited) (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Asset Allocation ETF versus the Cambria Global Asset Allocation Index and S&P Balanced Equity & Bond – Moderate Index*

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED APRIL 30, 2016
	One Year Return	Since Inception (Annualized)
Cambria Global Asset Allocation ETF	(2.58)%	(0.05)%
Cambria Global Asset Allocation Index	(3.47)%	(0.11)%
S&P Balanced Equity & Bond – Moderate Index	3.00%	5.28%
60/40 Hybrid of S&P 500 Index/ Citigroup 10-Year Treasury Index	2.53%	3.48%
S&P 500 Index	1.21%	2.30%
Citigroup 10-Year Treasury Index	3.73%	4.38%

* As of September 24, 2015, the Fund’s benchmark changed from the 60/40 Hybrid of the S&P 500 Index/Citigroup 10-Year Treasury Index to the S&P Balanced Equity & Bond – Moderate Index to be more in line with the Fund’s investment strategy.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.29%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

Cambria Global Asset Allocation Index is designed to model absolute positive returns with reduced volatility, and manageable risk and drawdowns, by identifying an investable portfolio of equity and fixed income securities, real estate, commodities and currencies.

S&P Balanced Equity & Bond – Moderate Index is comprised of three multi-asset class indices, each with a particular risk level. The indices consist of U.S. Treasury Bonds and Equities with the following asset mix proportions: Conservative: 75% Treasuries / 25% Equities, Moderate: 50% Treasuries / 50% Equities, Growth: 25% Treasuries / 75% Equities.

60/40 Hybrid of S&P 500/Citigroup 10-year Treasury Index the S&P 500 focuses on the large-cap sector of the market; however, since it includes a significant portion of the total value of the market, it also represents the market. The Citigroup 10-Year US Treasury Benchmark (On-the-Run) Index measures total returns for the current ten-year on-the-run Treasuries that have been in existence for the entire month.

Cambria Investment Management

Manager’s Discussion and Analysis of Fund Performance

(Unaudited) (Continued)

Comparison of Change in the Value of a $10,000 Investment in the
Cambria Value and Momentum ETF versus the Cambria Value & Momentum Index and S&P 500 Index

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 2016
Cumulative Inception to Date*
Cambria Value and Momentum ETF	(8.96)%
Cambria Value and Momentum Index	(6.01)%
S&P 500 Index	6.31%

* The Fund commenced operations on September 8, 2015.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Cambria Investment Management

Manager’s Discussion and Analysis of Fund Performance

(Unaudited) (Concluded)

Comparison of Change in the Value of a $10,000 Investment in the
Cambria Sovereign High Yield Bond ETF versus the Citigroup World Government Bond Index

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 2016
Cumulative Inception to Date*
Cambria Sovereign High Yield Bond ETF	7.96%
Citigroup World Government Bond Index	3.82%

* The Fund commenced operations on February 22, 2016.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

Citigroup World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

Cambria Investment Management

Schedule of Investments • Cambria Shareholder Yield ETF

April 30, 2016

Description	Shares	Value
COMMON STOCK — 98.0%
Consumer Discretionary — 17.0%
American Eagle Outfitters	80,226	$1,148,034
Big Lots	34,917	1,601,294
CBS, Cl B	25,152	1,406,249
Children's Place	20,969	1,633,695
Cooper Tire & Rubber	41,462	1,432,097
Dillard's, Cl A	3,023	212,970
Gap	10,029	232,472
Guess?	69,936	1,283,326
Home Depot	17,428	2,333,435
Kohl's	26,444	1,171,469
Lowe's	29,760	2,262,355
Macy's	8,262	327,093
O'Reilly Automotive*	9,762	2,564,282
PulteGroup	76,077	1,399,056
Six Flags Entertainment	35,417	2,126,791
Target	14,891	1,183,834
Time Warner	5,507	413,796
Visteon	8,171	650,984
		23,383,232
Consumer Staples — 10.6%
Archer-Daniels-Midland	9,279	370,603
Coca-Cola Enterprises	31,968	1,677,681
CVS Health	20,544	2,064,672
Dr Pepper Snapple Group	24,288	2,208,022
Ingredion	21,417	2,464,882
Kimberly-Clark	12,580	1,574,890
Pilgrim's Pride*	48,469	1,304,301
Sanderson Farms	19,058	1,748,381
Universal	4,521	246,621
Whole Foods Market	31,090	904,097
		14,564,150
Energy — 4.5%
CVR Energy	37,242	904,236
HollyFrontier	26,652	948,811
Marathon Petroleum	29,376	1,148,014
National Oilwell Varco	9,045	325,982
Phillips 66	9,737	799,505
Valero Energy	21,131	1,243,982
Western Refining	29,373	786,021
		6,156,551
Financials — 26.4%
Aflac	22,861	1,576,723
Allied World Assurance Holdings	30,953	1,101,308
Allstate	27,334	1,778,077
American International Group	26,113	1,457,628
Ameriprise Financial	14,407	1,381,631
Assurant	21,655	1,831,363
Assured Guaranty	57,496	1,487,422
Axis Capital Holdings	34,112	1,817,146
Cash America International	54,572	2,016,981
Chubb	9,434	1,111,891
CNO Financial Group	81,060	1,489,072
Everest Re Group	10,138	1,874,516
Fifth Third Bancorp	68,544	1,255,040
Hanover Insurance Group	14,824	1,271,306
Hartford Financial Services Group	31,433	1,394,997
KeyCorp	73,254	900,292
Legg Mason	37,627	1,208,203
Lincoln National	23,558	1,023,595
LPL Financial Holdings	23,019	607,702
MetLife	22,907	1,033,106
Prospect Capital	157,154	1,175,512
State Street	21,896	1,364,121
SunTrust Banks	39,878	1,664,508
Travelers	17,846	1,961,275
Unum Group	42,912	1,468,019
Voya Financial	32,938	1,069,497
		36,320,931
Health Care — 2.5%
Anthem	13,956	1,964,586
Express Scripts Holding*	20,102	1,482,121
		3,446,707
Industrials — 17.2%
3M(A)	8,026	1,343,392
AGCO	34,116	1,824,183
Alaska Air Group	16,305	1,148,361
Briggs & Stratton	79,530	1,683,650
Delta Air Lines	33,147	1,381,236
Dover	18,066	1,186,936
Eaton	21,379	1,352,649
Fluor	24,906	1,361,362
General Dynamics	6,659	935,723
L-3 Communications Holdings	14,304	1,881,405
Manpowergroup	18,338	1,412,576

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Schedule of Investments • Cambria Shareholder Yield ETF

April 30, 2016 (Concluded)

Description	Shares	Value
Northrop Grumman	12,237	$2,524,003
Raytheon	18,362	2,320,039
Southwest Airlines	45,722	2,039,658
SPX	15,286	246,105
United Continental Holdings*	22,341	1,023,441
		23,664,719
Information Technology — 13.3%
Apple	16,871	1,581,488
Avnet	36,959	1,519,754
Corning	69,374	1,295,212
EMC	41,954	1,095,419
Hewlett Packard Enterprise	43,884	731,107
HP	43,884	538,457
Ingram Micro, Cl A	36,760	1,284,762
Intel	46,644	1,412,380
Juniper Networks	63,589	1,487,983
NetApp	11,757	277,935
SanDisk	18,370	1,380,138
Symantec	52,683	876,909
Tech Data*	24,320	1,670,541
Texas Instruments	32,352	1,845,358
Xerox	135,366	1,299,514
		18,296,957
Materials — 5.9%
Avery Dennison	31,994	2,323,084
Domtar	33,489	1,294,015
Dow Chemical	30,875	1,624,334
International Paper	8,962	387,786
LyondellBasell Industries, Cl A	12,418	1,026,596
Reliance Steel & Aluminum	18,505	1,368,815
		8,024,630
Telecommunication Services — 0.6%
CenturyLink	14,115	436,859
TELUS	12,497	395,655
		832,514
Total Common Stock
(Cost $126,991,240)		134,690,391

Total Investments — 98.0%
(Cost $126,991,240)		$134,690,391
Other Assets and Liabilities — 2.0%		2,706,837
Net Assets — 100.0%		$137,397,228

Percentages based on Net Assets.

*	Non-income producing security.

Cl — Class

As of April 30, 2016, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Schedule of Investments • Cambria Foreign Shareholder Yield ETF

April 30, 2016

Description	Shares	Value
COMMON STOCK — 92.2%
Australia — 10.2%
Boral	62,903	$308,015
Cabcharge Australia	83,598	204,676
CIMIC Group	12,437	338,448
Decmil Group	234,647	136,487
JB Hi-Fi	18,532	309,576
Mineral Resources	38,228	215,385
Monadelphous Group	35,642	206,506
Rio Tinto	6,247	244,858
Seven Group Holdings	48,821	217,159
SMS Management & Technology	82,373	118,375
Woodside Petroleum	9,290	200,184
Woolworths	11,707	196,811
		2,696,480
Belgium — 1.1%
Ageas	7,316	287,004

Canada — 8.3%
Canadian Imperial Bank of Commerce	2,604	210,321
Celestica*	2,554	27,378
Genworth MI Canada	9,591	248,279
Great-West Lifeco, Cl Common Subscription Receipt	8,761	257,796
IGM Financial	5,983	188,355
Labrador Iron Ore Royalty	14,612	171,193
Magna International	7,600	319,216
Metro, Cl A	15,604	522,206
Rogers Sugar	61,662	246,215
		2,190,959
Denmark — 5.1%
Novo Nordisk, Cl B	5,317	296,866
Pandora	2,805	364,235
Topdanmark*	11,666	308,715
Tryg	20,355	384,257
		1,354,073
Finland — 2.3%
Metso	8,157	196,051
Stora Enso, Cl R	21,748	189,758
UPM-Kymmene	11,702	223,503
		609,312
France — 4.9%
AXA	9,063	228,463
CNP Assurances	16,128	274,519
Engie	11,643	191,979
Metropole Television	13,828	262,287
Veolia Environnement	14,316	351,704
		1,308,952
Germany — 5.1%
Bilfinger	4,712	205,380
E.ON	16,563	170,860
Freenet	10,866	331,833
Muenchener Rueckversicherungs	1,807	335,093
Software	7,771	296,934
		1,340,100
Hong Kong — 3.5%
Belle International Holdings	260,356	159,767
Li & Fung	253,981	157,492
Power Assets Holdings	24,393	232,549
Television Broadcasts	49,213	183,988
Wharf Holdings	35,000	189,960
		923,756
Japan — 17.8%
Aoyama Trading	6,873	266,135
Autobacs Seven	20,486	363,896
Casio Computer	15,832	314,706
COMSYS Holdings	15,507	241,350
Dai Nippon Printing	21,929	214,550
FANUC	1,433	222,290
Geo Holdings	11,705	199,997
Komatsu	11,430	204,805
Kuraray	18,079	238,901
Mabuchi Motor	4,642	245,188
Marui Group	21,670	344,806
Mitsui	16,912	213,228
Nippon Express	46,462	222,267
Nippon Telegraph & Telephone	5,502	251,520
NTT DOCOMO	12,885	314,496
Sankyo	5,571	218,337
Sekisui Chemical	16,561	215,884
Tokio Marine Holdings	6,112	211,909
Tokyo Electron	2,985	207,912
		4,712,177
Netherlands — 1.9%
BinckBank	30,152	177,497
Koninklijke Ahold	15,565	338,633
		516,130

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Schedule of Investments • Cambria Foreign Shareholder Yield ETF

April 30, 2016 (Concluded)

Description	Shares	Value
New Zealand — 2.1%
SKY Network Television	56,514	$210,327
Tower	266,229	334,610
		544,937
Norway — 5.7%
Salmar	23,022	571,844
Statoil	13,503	238,638
Telenor	12,628	217,371
TGS Nopec Geophysical	11,941	199,762
Yara International	7,241	289,933
		1,517,548
Portugal — 0.7%
EDP - Energias de Portugal	54,718	194,482

Spain — 2.7%
Endesa	11,156	234,216
Gas Natural SDG	9,626	200,220
Mediaset Espana Comunicacion	21,822	283,357
		717,793
Sweden — 1.9%
JM	10,891	314,912
Telia	36,793	175,708
		490,620
Switzerland — 3.0%
Adecco	4,090	263,273
Swiss Re	3,336	295,938
Zurich Insurance Group	1,100	246,190
		805,401
United Kingdom — 15.9%
BHP Billiton	12,891	175,756
BP	38,835	212,080
Cape	70,770	237,575
Carillion	64,237	275,949
De La Rue	20,636	146,089
Direct Line Insurance Group	40,614	214,764
HSBC Holdings	33,918	224,257
Imperial Brands	5,743	312,035
Intermediate Capital Group	39,567	354,975
Johnson Matthey	4,929	207,923
Kingfisher	56,361	299,679
Legal & General Group	55,712	181,612
Phoenix Group Holdings	24,729	310,743
Reckitt Benckiser Group	3,315	322,302
Rio Tinto	6,806	228,776
Royal Mail	32,477	231,053
Vodafone Group	87,728	280,980
		4,216,548
Total Common Stock
(Cost $27,450,702)		24,426,272

Total Investments — 92.2%
(Cost $27,450,702)		$24,426,272
Other Assets and Liabilities — 7.8%		2,069,026
Net Assets — 100.0%		$26,495,298

Percentages based on Net Assets.

*	Non-income producing security.

Cl — Class

As of April 30, 2016, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

For the year ended April 30, 2016, there were transfers between Level 1 and Level 2 investments in securities. The primary reason for the changes in the classification occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is primarily trading. Securities with a value of $334,610, which represents 1.3% of the net assets of the Fund as of the end of the period, transferred from Level 2 to Level 1 since the prior year end. There have been no transfers between Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Schedule of Investments • Cambria Global Value ETF

April 30, 2016

Description	Shares	Value
COMMON STOCK — 93.8%
Austria — 10.1%
Agrana Beteiligungs	7,488	$729,663
AMAG Austria Metall(A)	26,902	988,818
Erste Group Bank	25,632	737,274
EVN	60,984	732,168
Lenzing	14,725	1,140,980
OMV	20,088	602,879
Raiffeisen Bank International	27,648	441,794
UNIQA Insurance Group	68,472	494,260
Vienna Insurance Group Wiener Versicherung Gruppe	18,432	415,993
Voestalpine	20,376	734,480
		7,018,309
Brazil — 6.1%
AMBEV	124,200	693,361
Banco do Brasil	95,166	603,495
Banco Santander Brasil	169,279	914,995
Cia Siderurgica Nacional*	218,232	843,930
Cosan Industria e Comercio	61,632	568,428
JBS	229,076	604,120
		4,228,329
Czech Republic — 7.7%
CEZ	45,242	883,804
Fortuna Entertainment Group*	137,952	513,397
Komercni Banka	5,053	1,039,520
Pegas Nonwovens	29,592	1,039,894
Philip Morris CR	1,656	868,697
Unipetrol*	119,520	966,520
		5,311,832
Greece — 7.7%
Alpha Bank AE*	16,427	35,927
Athens Water Supply & Sewage	78,120	415,950
Bank of Greece	42,336	476,530
FF Group	12,133	250,073
Hellenic Petroleum	89,784	397,866
Hellenic Telecommunications Organization	40,794	395,645
Intralot -Integrated Lottery Systems & Services*	291,384	340,324
JUMBO	34,767	456,623
Karelia Tobacco	3,024	848,349
Metka	49,680	380,001
Motor Oil Hellas Corinth Refineries	66,528	758,735
National Bank of Greece*	20,398	6,073
OPAP	38,554	291,366
Piraeus Bank*	9,375	2,791
Public Power	89,244	299,415
		5,355,668
Hong Kong — 4.8%
Beijing Enterprises Holdings	65,000	340,213
China Mobile	29,000	332,549
China Overseas Land & Investment	109,000	347,787
China Power International Development	734,000	315,103
China Resources Land	139,000	343,338
China Resources Power Holdings	192,000	325,243
China Taiping Insurance Holdings*	163,000	334,115
China Unicom Hong Kong	288,000	340,095
CITIC	224,000	328,049
Shanghai Industrial Holdings	150,000	342,276
		3,348,768
Hungary — 7.9%
Magyar Telekom Telecommunications	532,223	924,018
MOL Hungarian Oil & Gas	22,754	1,390,585
OTP Bank	61,645	1,632,524
Richter Gedeon Nyrt	78,723	1,564,391
		5,511,518
Italy — 7.1%
Atlantia	30,223	841,643
Enel	169,416	767,815
Eni	37,368	607,596
Intesa Sanpaolo	237,777	658,888
Saipem	38,520	18,437
Telecom Italia*	663,597	645,877
UniCredit	112,710	435,446
Unipol Gruppo Finanziario	124,632	533,738
UnipolSai	182,146	425,060
		4,934,500
Norway — 5.3%
Aker Solutions	91,707	351,937
DNB	27,201	348,296
Gjensidige Forsikring	21,194	362,979
Norsk Hydro	84,319	366,834
Petroleum Geo-Services	105,816	374,411
Statoil	20,858	368,623
Storebrand*	92,441	391,378

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Schedule of Investments • Cambria Global Value ETF

April 30, 2016 (Continued)

Description	Shares	Value
Telenor	21,446	$369,159
TGS Nopec Geophysical	21,968	367,504
Yara International	8,799	352,316
		3,653,437
Poland — 8.3%
Alior Bank*	13,584	245,633
Asseco Poland	19,181	290,960
Bank Millennium	170,172	222,916
Bank Pekao	6,155	250,347
Bank Zachodni WBK	3,280	228,151
CCC	6,188	275,602
Cyfrowy Polsat	45,357	288,520
Energa	45,448	148,122
Eurocash	34,566	493,548
Grupa Azoty	13,970	318,053
Grupa Lotos*	41,791	324,960
ING Bank Slaski	8,272	264,179
KGHM Polska Miedz	9,431	183,730
LLP SA	161	237,494
Lubelski Wegiel Bogdanka	13,489	161,503
mBank	2,568	217,445
Orange Polska	118,745	193,504
PGE Polska Grupa Energetyczna	54,301	187,502
Polski Koncern Naftowy Orlen	19,099	344,007
Polskie Gornictwo Naftowe i Gazownictwo	205,754	273,839
Powszechna Kasa Oszczednosci Bank Polski	33,285	213,299
Powszechny Zaklad Ubezpieczen	23,150	209,366
Tauron Polska Energia	256,608	198,996
		5,771,676
Portugal — 9.3%
Altri SGPS	36,820	143,516
Banco BPI, Cl G*	102,770	128,739
Banco Comercial Portugues, Cl R*	2,698,943	119,600
Banco Espirito Santo*(B) (C)	318,087	—
BANIF - Banco Internacional do Funchal*(B) (C)	60,980,850	—
CIMPOR Cimentos de Portugal SGPS*	247,392	124,076
Corticeira Amorim SGPS	233,352	1,636,339
CTT-Correios de Portugal	14,639	135,240
EDP - Energias de Portugal	233,026	828,233
Galp Energia SGPS	65,359	897,702
Jeronimo Martins SGPS	20,494	335,340
Mota-Engil SGPS	42,482	87,949
Navigator	35,053	125,029
NOS SGPS	21,679	155,520
Pharol SGPS	423,348	68,835
REN - Redes Energeticas Nacionais SGPS	53,492	160,540
Semapa-Sociedade de Investimento e Gestao	62,568	791,664
Sonae	504,720	560,595
Teixeira Duarte	612,792	158,580
		6,457,497
Russia — 10.3%
Alrosa AO	874,368	997,581
E.ON Russia JSC	15,522,912	632,444
Gazprom Neft PAO	231,840	545,485
Gazprom OAO	258,264	671,732
Rosneft OAO	137,088	742,875
Sberbank of Russia	398,232	759,606
Severstal PAO	114,912	1,289,760
Uralkali	204,552	516,018
VTB Bank	894,730,896	967,631
		7,123,132
Spain — 9.2%
Acciona	9,251	740,868
Banco Bilbao Vizcaya Argentaria	74,710	511,828
Banco Santander	103,760	525,263
CaixaBank	149,297	449,437
Enagas	24,506	746,556
Endesa	28,956	607,920
Ferrovial	32,912	708,121
Gas Natural SDG	35,960	747,966
Iberdrola	110,410	784,344
Mapfre	229,007	580,830
		6,403,133
Total Common Stock
(Cost $79,718,579)		65,117,799

PREFERRED STOCK — 2.8%
Brazil — 2.8%
Banco Bradesco	92,759	700,429
Cia Energetica de Minas Gerais	155,088	307,989
Telefonica Brasil	47,808	589,946
Vale	74,232	340,376
Total Preferred Stock (Cost $3,607,004)		1,938,740

Total Investments — 96.6%
(Cost $83,325,583)		$67,056,539
Other Assets and Liabilities — 3.4%		2,379,750
Net Assets — 100.0%		$69,436,289

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Schedule of Investments • Cambria Global Value ETF

April 30, 2016 (Concluded)

Percentages based on Nets Assets.

*	Non-income producing security.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities are deemed to be liquid by the Adviser. The total value of such securities at April 30, 2016 was $988,818 and represents 1.4% of Net Assets.

(B)

Securities are fair valued using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such securities as of April 30, 2016, was $0 and represents 0.0% of Net Assets.

(C)	Securities considered illiquid. The total value of such securities as of April 30, 2016 was $0 and represented 0.0% of Net Assets. See Note 2 in Notes to Financial Statements.

Cl — Class

The following is a list of the inputs used as of April 30, 2016, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$65,117,799	$—	$—	$65,117,799
Preferred Stock	1,938,740	—	—	1,938,740
Total Investments in Securities	$67,056,539	$—	$—	$67,056,539

(1)

Included in Level 3 are two securities with total value of $0. A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1 and Level 2 assets and liabilities. One security with a value of $0 transferred into Level 3 due to changes in the availability of observable inputs to determine fair value (see two securities referenced above). It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Schedule of Investments • Cambria Global Momentum ETF

April 30, 2016

Description	Shares	Value
EXCHANGE TRADED FUNDS — 86.5%
Cambria Sovereign High Yield Bond ETF‡	43,550	$1,185,431
iShares 20+ Year Treasury Bond ETF	8,607	1,113,574
iShares 3-7 Year Treasury Bond ETF	10,713	1,345,874
iShares Global Consumer Staples ETF	13,977	1,355,210
iShares Global Tech ETF	11,447	1,087,923
iShares Global Utilities ETF	23,971	1,147,012
iShares MBS ETF	12,109	1,324,725
iShares Residential Real Estate Capped ETF	22,358	1,401,176
PowerShares DB Precious Metals Fund*	30,120	1,200,282
Schwab U.S. TIPs ETF	20,607	1,146,986
Vanguard Extended Duration Treasury ETF	8,872	1,112,460
Vanguard REIT ETF	16,856	1,379,326
Vanguard Short-Term Corporate Bond ETF	16,639	1,334,281
Vanguard Total Bond Market ETF	13,534	1,122,916
Vanguard Total International Bond ETF	26,714	1,451,639

Total Exchange Traded Funds
(Cost $18,337,053)		18,708,815

Total Investments — 86.5%
(Cost $18,337,053)		$18,708,815
Other Assets and Liabilities — 13.5%		2,930,629
Net Assets — 100.0%		$21,639,444

Percentages based on Net Assets.

*	Non-income producing security.
‡

Affiliated investment is a registered investment company which is managed by Cambria Investment Management, L.P. (the “Investment Adviser”) or an affiliate of the Investment Adviser or which is distributed by an affiliate of the Fund’s distributor (see Note 5).

ETF — Exchanged Traded Fund

MBS — Mortgage Backed Security

REIT — Real Estate Investment Trust

TIPs — Treasury Inflation Protected Security

As of April 30, 2016, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Schedule of Investments • Cambria Global Asset Allocation ETF

April 30, 2016

Description	Shares	Value
EXCHANGE TRADED FUNDS — 100.2%
Cambria Foreign Shareholder Yield ETF‡	21,420	$446,609
Cambria Global Value ETF‡	47,093	909,385
Cambria Shareholder Yield ETF‡	23,560	673,580
Cambria Sovereign High Yield Bond ETF‡	33,170	902,887
iShares 20+ Year Treasury Bond ETF	4,120	533,046
iShares 7-10 Year Treasury Bond ETF	7,100	781,000
iShares iBoxx $ Investment Grade Corporate Bond ETF	6,280	755,672
iShares MSCI USA Momentum Factor ETF	14,620	1,061,997
Market Vectors Emerging High Yield Bond ETF	40,920	953,436
Market Vectors International High Yield Bond ETF	19,380	466,670
PowerShares DB Optimum Yield Diversified Commodity Strategy Portfolio	92,400	1,566,180
SPDR Barclays High Yield Bond ETF	12,800	451,840
SPDR Barclays International Corporate Bond ETF	15,368	509,757
SPDR Barclays TIPS ETF	13,320	764,435
SPDR Citi International Government Inflation-Protected Bond ETF	13,708	752,569
United States Commodity Index Fund*	3,201	135,722
Vanguard Emerging Markets Government Bond ETF	14,888	1,161,860
Vanguard FTSE All World ex-US Small-Capital ETF	5,100	490,620
Vanguard FTSE Developed Markets ETF	25,280	928,029
Vanguard FTSE Emerging Markets ETF	42,280	1,476,840
Vanguard Global ex-U.S. Real Estate ETF	13,360	729,857
Vanguard Mid-Capital ETF	8,100	987,066
Vanguard REIT ETF	9,340	764,292
Vanguard Short-Term Bond ETF	6,220	501,394
Vanguard Short-Term Corporate Bond ETF	6,240	500,386
Vanguard Total Bond Market ETF	24,308	2,016,835
Vanguard Total International Bond ETF	23,680	1,286,771
Vanguard Total Stock Market ETF	9,460	998,125
WisdomTree Emerging Markets High Dividend Fund	7,067	254,624
WisdomTree Emerging Markets SmallCap Dividend Fund	11,220	433,204

Total Exchange Traded Funds
(Cost $25,038,349)		24,194,688

Total Investments — 100.2%
(Cost $25,038,349)		$24,194,688
Other Assets and Liabilities — (0.2)%		(42,544)
Net Assets — 100.0%		$24,152,144

Percentages based on Net Assets.

*	Non-income producing security.
‡

Affiliated investment is a registered investment company which is managed by Cambria Investment Management, L.P. (the “Investment Adviser”) or an affiliate of the Investment Adviser or which is distributed by an affiliate of the Fund’s distributor (see Note 5).

ETF — Exchange Traded Fund

FTSE — Financial Times Stock Exchange

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depositary Receipt

TIPS — Treasury Inflation Protected Security

As of April 30, 2016, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Schedule of Investments • Cambria Value and Momentum ETF

April 30, 2016

Description	Shares	Value
COMMON STOCK — 90.6%
Consumer Discretionary — 12.5%
Abercrombie & Fitch, Cl A	750	$20,048
Bassett Furniture Industries	1,584	46,744
Career Education*	5,459	29,151
Children's Place	296	23,061
Columbia Sportswear	732	42,874
Cooper-Standard Holding*	338	26,063
Eldorado Resorts*	2,102	27,557
Ethan Allen Interiors	786	26,755
Express*	721	13,108
Genesco*	344	23,798
Goodyear Tire & Rubber	1,544	44,729
Hooker Furniture	1,980	49,104
Movado Group	868	24,486
Ruth's Hospitality Group	2,752	43,702
Smith & Wesson Holding*	1,059	23,118
Superior Industries International	1,098	28,680
Visteon	318	25,335
ZAGG*	6,236	49,950
		568,263
Consumer Staples — 7.6%
Cal-Maine Foods	856	43,451
Central Garden & Pet, Cl A*	1,475	24,028
Fresh Del Monte Produce	1,144	49,489
John B Sanfilippo & Son	343	18,978
Natural Health Trends	1,868	67,603
Sanderson Farms	258	23,669
SpartanNash	1,640	45,428
Tyson Foods, Cl A	356	23,432
Universal	924	50,404
		346,482
Energy — 2.4%
Phillips 66	282	23,155
Tesoro	492	39,207
Valero Energy	772	45,448
		107,810
Financials — 21.4%
Allstate	358	23,288
American Financial Group	660	45,613
American National Insurance	212	24,617
Assurant	620	52,432
Banc of California	1,362	27,717
Cash America International	1,668	61,650
Chubb	225	26,519
Cincinnati Financial	370	24,424
Employers Holdings	863	25,631
Fidelity & Guaranty Life	920	24,325
First American Financial	1,176	42,360
Green Dot, Cl A*	1,058	23,519
Hanover Insurance Group	580	49,741
Hartford Financial Services Group	1,004	44,558
Horace Mann Educators	1,400	43,540
MBIA*	2,883	22,487
National General Holdings	2,472	49,910
Old Republic International	2,944	54,434
Progressive	1,528	49,813
Reinsurance Group of America, Cl A	496	47,229
Selective Insurance Group	1,500	52,065
State National	1,942	21,906
Travelers	206	22,639
United Insurance Holdings	1,311	21,382
Walker & Dunlop*	1,928	42,512
WR Berkley	848	47,488
		971,799
Health Care — 7.3%
Aetna	396	44,459
Anthem	320	45,046
Centene*	1,190	73,733
Five Prime Therapeutics*	586	27,888
Humana	248	43,913
Owens & Minor	592	21,543
SciClone Pharmaceuticals*	5,552	73,286
		329,868
Industrials — 24.6%
ABM Industries	1,520	48,898
ACCO Brands*	2,720	25,949
Aegion, Cl A*	1,172	24,882
AGCO	936	50,048
Alaska Air Group	572	40,286
AO Smith	692	53,437
Atlas Air Worldwide Holdings*	1,176	46,969
Babcock & Wilcox Enterprises*	1,136	25,958
Brady, Cl A	886	23,470
Briggs & Stratton	1,042	22,059
Brink's	1,644	55,634
BWX Technologies, Cl W	1,728	57,698
Comfort Systems USA	1,608	47,419

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Schedule of Investments • Cambria Value and Momentum ETF

April 30, 2016 (Concluded)

Description	Shares	Value
Energy Recovery*	2,350	$28,576
Ennis	2,812	54,947
Fluor	458	25,034
Gibraltar Industries*	894	23,646
Hawaiian Holdings*	506	21,287
Insteel Industries	842	24,410
Kelly Services, Cl A	1,257	23,594
Manitowoc	5,586	31,840
Matson	1,244	48,367
Mistras Group*	952	23,200
Owens Corning	1,020	46,991
PowerSecure International*	3,888	72,783
Primoris Services	1,012	23,671
SkyWest	2,604	61,194
Tetra Tech	820	24,108
Universal Forest Products	748	57,335
		1,113,690
Information Technology — 11.0%
Advanced Energy Industries*	1,872	60,559
Alpha & Omega Semiconductor*	2,047	26,591
Arrow Electronics*	378	23,474
Convergys	2,000	53,000
Ebix	1,624	78,147
First Solar*	356	19,879
Hackett Group	3,196	47,556
II-VI*	1,137	23,729
Ingram Micro, Cl A	676	23,626
Multi-Fineline Electronix*	1,100	25,300
NETGEAR*	598	25,355
Rofin-Sinar Technologies*	747	24,046
Sykes Enterprises*	806	23,495
SYNNEX	268	22,129
Tech Data*	316	21,706
		498,592
Materials — 1.7%
Kaiser Aluminum	548	51,967
Schnitzer Steel Industries, Cl A	1,299	26,785
		78,752
Telecommunication Services — 2.1%
Boingo Wireless*	5,996	46,109
Telephone & Data Systems	1,652	48,850
		94,959
Total Common Stock
(Cost $3,925,947)		4,110,215

Total Investments — 90.6%
(Cost $3,925,947)		$4,110,215
Other Assets and Liabilities — 9.4%		426,929
Net Assets — 100.0%		$4,537,144

Percentages based on Net Assets.

*	Non-income producing security.

Cl — Class

The open futures contracts held by the Fund at April 30, 2016, is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Unrealized Depreciation
S&P 500 Index EMINI	(20)	06/2016	$(43,603)

For the period ended April 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

As of April 30, 2016, all of the Fund’s investments in securities and futures contracts were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Schedule of Investments • Cambria Sovereign High Yield Bond ETF

April 30, 2016

Description		Face Amount(1)	Value
SOVEREIGN DEBT — 85.8%
Australia — 4.0%
Queensland Treasury
5.750%, 07/22/24		87,000	$80,350
4.750%, 07/21/25 (A)		93,000	81,189
			161,539
Brazil — 7.9%
Brazilian Government International Bond
4.875%, 01/22/21		315,000	321,429

Chile — 4.8%
Chile Government International Bond
6.000%, 01/01/20	CLP	120,000,000	193,322

China — 5.5%
China Government Bond
3.160%, 06/27/23		1,500,000	223,505

Greece — 6.9%
Hellenic Republic Government Bond
4.750%, 04/17/19 (A)		87,000	87,377
3.000%, 02/24/23 (B)		117,075	94,980
3.000%, 02/24/24 (B)		120,255	95,397
			277,754
Hungary — 3.9%
Hungary Government Bond
6.000%, 11/24/23	HUF	17,850,000	78,411
5.500%, 06/24/25	HUF	18,180,000	79,075
			157,486
Indonesia — 8.2%
Indonesia Government International Bond
6.875%, 01/17/18		309,000	334,154

Malaysia — 4.5%
Malaysia Government Bond
4.498%, 04/15/30		375,000	98,327
4.181%, 07/15/24		321,000	83,718
			182,045

Description		Face Amount(1)/ Shares	Value
Mexico — 4.3%
Mexican Bonos
8.500%, 05/31/29	MXN	1,205,400	$86,835
7.500%, 06/03/27	MXN	1,298,400	86,532
			173,367
New Zealand — 5.2%
New Zealand Government Bond
4.500%, 04/15/27		129,000	103,982
3.500%, 04/14/33		144,000	105,008
			208,990
Peru — 5.4%
Peruvian Government International Bond
8.200%, 08/12/26		624,000	217,471

Poland — 3.4%
Poland Government Bond
5.750%, 04/25/29		426,000	139,073

Russia — 7.1%
Russian Federal Bond - OFZ
7.600%, 04/14/21	RUB	6,483,000	94,904
7.600%, 07/20/22	RUB	6,615,000	95,999
7.000%, 01/25/23	RUB	6,897,000	95,694
			286,597
South Africa — 6.4%
South Africa Government Bond
8.250%, 03/31/32	ZAR	1,363,566	86,149
8.000%, 01/31/30	ZAR	1,366,464	86,094
7.000%, 02/28/31	ZAR	1,513,935	86,078
			258,321
Thailand — 3.9%
Thailand Government Bond
4.750%, 12/20/24	THB	290,000	10,250
3.625%, 06/16/23	THB	4,650,000	149,679
			159,929
Turkey — 4.4%
Turkey Government Bond
8.000%, 03/12/25		269,508	90,253
7.100%, 03/08/23		276,663	89,337
			179,590
Total Sovereign Debt
(Cost $3,283,896)			3,474,572

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Schedule of Investments • Cambria Sovereign High Yield Bond ETF

April 30, 2016 (Concluded)

Description	Shares	Value
EXCHANGE-TRADED FUND — 9.6%
WisdomTree Indian Rupee Strategy Fund*	18,207	$389,697

Total Exchange-Traded Fund
(Cost $378,543)		389,697

Total Investments — 95.4%
(Cost $3,662,439)		$3,864,269
Other Assets and Liabilities — 4.6%		185,218
Net Assets — 100.0%		$4,049,487

Percentages based on Net Assets.

*	Non-income producing security.
(1)	In U.S. dollars unless otherwise indicated.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities are deemed to be liquid by the Adviser. The total value of such securities at April 30, 2016 was $168,566 and represents 4.2% of Net Assets.

(B)	Step Bond - The rate reflected on the Schedule of Investments is the effective yield on April 30, 2016. The coupon on a step bond changes on a specified date.

CLP — Chilean Peso

HUF — Hungarian Forint

MXN — Mexican Peso

RUB — Russian Ruble

THB — Thailand Baht

ZAR — South African Rand

The following is a list of the inputs used as of April 30, 2016 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Sovereign Debt	$—	$3,474,572	$—	$3,474,572
Exchange-Traded Fund	389,697	—	—	389,697
Total Investments in Securities	$389,697	$3,474,572	$—	$3,864,269

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Statements of Assets and Liabilities

April 30, 2016

	Cambria Shareholder Yield ETF	Cambria Foreign Shareholder Yield ETF	Cambria Global Value ETF	Cambria Global Momentum ETF
Assets:
Investments at Fair Value	$134,690,391	$24,426,272	$67,056,539	$17,523,384
Affiliated Investments at Value	—	—	—	1,185,431
Foreign Currency at Value	—	—	8,538	—
Cash and Cash Equivalents	2,680,976	1,872,614	1,425,735	2,941,522
Dividends Receivable, Net	89,628	101,906	272,547	—
Receivable for Investment Securities Sold	—	—	590,838	—
Reclaims Receivable	4,315	107,009	137,094	—
Total Assets	137,465,310	26,507,801	69,491,291	21,650,337

Liabilities:
Payable Due to Investment Adviser	68,082	12,496	32,756	10,893
Unrealized Depreciation on Foreign Currency Spot Contracts	—	—	9,726	—
Foreign Currency Payable	—	7	—	—
Custodian Fees Payable	—	—	12,520	—
Total Liabilities	68,082	12,503	55,002	10,893

Net Assets	$137,397,228	$26,495,298	$69,436,289	$21,639,444

Net Assets Consist of:
Paid-in Capital	$133,898,574	$33,703,660	$87,969,818	$24,955,240
Undistributed (Distributions in Excess of) Net Investment Income	(198)	(63,752)	346,131	(15,160)
Accumulated Net Realized Loss on Unaffiliated Investments and Affiliated Investments	(4,200,337)	(4,118,762)	(2,614,030)	(3,672,398)
Net Unrealized Appreciation (Depreciation) on Unaffiliated Investments and Affiliated Investments	7,699,151	(3,024,430)	(16,269,044)	371,762
Net Unrealized Appreciation (Depreciation) on Foreign Currency Transactions	38	(1,418)	3,414	—
Net Assets	$137,397,228	$26,495,298	$69,436,289	$21,639,444

Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	4,800,000	1,250,010	3,600,010	950,001
Net Asset Value, Offering and Redemption Price Per Share	$28.62	$21.20	$19.29	$22.78

Investments at Cost	$126,991,240	$27,450,702	$83,325,583	$17,241,609
Affiliated Investments at Cost	—	—	—	1,095,444
Cost of Foreign Currency	—	(346)	(3,255)	—

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Statements of Assets and Liabilities

April 30, 2016

	Cambria Global Asset Allocation ETF	Cambria Value and Momentum ETF	Cambria Sovereign High Yield Bond ETF
Assets:
Investments at Fair Value	$21,262,227	$4,110,215	$3,864,269
Affiliated Investments at Value	2,932,461	—	—
Foreign Currency at Value	—	—	1,283
Cash and Cash Equivalents	320,156	210,380	140,441
Cash at Broker	—	203,923	—
Variation Margin Receivable	—	12,578	—
Interest Receivable	—	—	45,319
Dividends Receivable, Net	—	2,252	—
Total Assets	24,514,844	4,539,348	4,051,312

Liabilities:
Payable for Investment Securities Purchased	362,700	—	—
Payable Due to Investment Adviser	—	2,204	1,825
Total Liabilities	362,700	2,204	1,825

Net Assets	$24,152,144	$4,537,144	$4,049,487

Net Assets Consist of:
Paid-in Capital	$25,282,988	$4,781,207	$3,822,496
Undistributed Net Investment Income	—	1,034	24,108
Accumulated Net Realized Loss on Unaffiliated Investments, Affiliated Investments and Futures Contracts	(287,183)	(385,762)	—
Net Unrealized Appreciation (Depreciation) on Unaffiliated Investments and Affiliated Investments	(843,661)	184,268	201,830
Net Unrealized Appreciation on Foreign Currency Transactions	—	—	1,053
Net Unrealized Depreciation on Futures Contracts	—	(43,603)	—
Net Assets	$24,152,144	$4,537,144	$4,049,487

Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	1,000,001	200,004	150,000
Net Asset Value, Offering and Redemption Price Per Share	$24.15	$22.69	$26.99

Investments at Cost	$21,942,034	$3,925,947	$3,662,439
Affiliated Investments at Cost	3,096,315	—	—
Cost of Foreign Currency	—	—	1,283

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Statements of Operations

For the year ended April 30, 2016

	Cambria Shareholder Yield ETF	Cambria Foreign Shareholder Yield ETF	Cambria Global Value ETF	Cambria Global Momentum ETF
Investment Income:
Dividend Income from Unaffiliated Investments	$4,824,728	$1,793,731	$2,505,538	$554,516
Dividend Income from Affiliated Investments	—	—	—	14,338
Interest Income	1,132	353	294	1,126
Less: Foreign Taxes Withheld	(13,560)	(168,137)	(336,659)	—
Total Investment Income	4,812,300	1,625,947	2,169,173	569,980

Expenses:
Management Fees	1,056,193	217,547	421,622	166,619
Custodian Fees	—	—	67,581	—
Total Expenses	1,056,193	217,547	489,203	166,619

Net Investment Income	3,756,107	1,408,400	1,679,970	403,361

Net Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gain (Loss) on Unaffiliated Investments(1)	8,220,198	(7,426,632)	(2,715,464)	(3,245,545)
Net Realized Loss on Affiliated Investments(1)	—	—	—	(327,189)
Capital Gain Distributions Received from Unaffiliated Investments	—	—	—	63,312
Capital Gain Distributions Received from Affiliated Investments	—	—	—	66,261
Net Realized Gain (Loss) on Foreign Currency Transactions	338	71,284	(234,783)	—
Net Change in Unrealized Appreciation (Depreciation) on Unaffiliated Investments	(20,357,482)	1,054,154	(7,643,381)	97,716
Net Change in Unrealized Appreciation on Affiliated Investments	—	—	—	85,941
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Translation	38	(5,776)	234,205	—
Net Realized and Unrealized Loss on Investments	(12,136,908)	(6,306,970)	(10,359,423)	(3,259,504)

Net Decrease in Net Assets Resulting from Operations	$(8,380,801)	$(4,898,570)	$(8,679,453)	$(2,856,143)

(1)	Includes realized gain as a result of in-kind transactions. (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Statements of Operations

For the periods ended April 30, 2016

	Cambria Global Asset Allocation ETF	Cambria Value and Momentum ETF(1)	Cambria Sovereign High Yield Bond ETF(2)
Investment Income:
Dividend Income from Unaffiliated Investments	$685,536	$23,082	$—
Dividend Income from Affiliated Investments	72,374	—	—
Interest Income	107	—	25,886
Less: Foreign Taxes Withheld	—	—	(842)
Total Investment Income	758,017	23,082	25,044

Expenses:
Management Fees	—	11,254	3,353
Broker Expense	—	1,276	—
Total Expenses	—	12,530	3,353

Net Investment Income	758,017	10,552	21,691

Net Realized and Unrealized Gains (Losses) on Investments:
Net Realized Loss on Unaffiliated Investments(3)	(1,095,528)	(122,982)	—
Net Realized Loss on Affiliated Investments(3)	(123,361)	—	—
Capital Gain Distributions Received from Unaffiliated Investments	82,210	—	—
Capital Gain Distributions Received from Affiliated Investments	45,912	—	—
Net Realized Loss on Futures Contracts	—	(238,620)	—
Net Realized Gain on Foreign Currency Transactions	—	—	2,417
Net Change in Unrealized Appreciation (Depreciation) on Unaffiliated Investments	(1,126,408)	184,268	201,830
Net Change in Unrealized Depreciation on Affiliated Investments	(285,298)	—	—
Net Change in Unrealized Depreciation on Futures Contracts	—	(43,603)	—
Net Change in Unrealized Appreciation on Foreign Currency Translation	—	—	1,053
Net Realized and Unrealized Gain (Loss) on Investments	(2,502,473)	(220,937)	205,300

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,744,456)	$(210,385)	$226,991

(1)	Commenced operations on September 8, 2015.
(2)	Commenced operations on February 22, 2016.
(3)	Includes realized gain or loss as a result of in-kind transactions. (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Statements of Changes in Net Assets

	Cambria Shareholder Yield ETF		Cambria Foreign Shareholder Yield ETF
	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2016		Year Ended April 30, 2015
Operations:
Net Investment Income	$3,756,107	$4,532,070	$1,408,400		$2,610,653
Net Realized Gain (Loss) on Investments	8,220,198 (1)	4,743,704	(7,426,632	)(1)	(1,611,044)
Net Realized Gain (Loss) on Foreign Currency Transactions	338	(454)	71,284		(339,687)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(20,357,482)	10,157,816	1,054,154		(6,946,132)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency	38	—	(5,776)		1,617
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,380,801)	19,433,136	(4,898,570)		(6,284,593)

Distributions to Shareholders:
Investment Income	(3,873,914)	(3,886,783)	(1,478,338)		(2,308,659)
Net Realized Gains	(7,516,422)	(5,471,028)	—		(774,679)
Return of Capital	(176,238)	—	(201,561)		—
Total Distributions to Shareholders	(11,566,574)	(9,357,811)	(1,679,899)		(3,083,338)

Capital Share Transactions:
Issued	4,477,385	36,041,430	—		19,628,345
Redeemed	(74,228,527)	(24,177,211)	(27,620,154)		(16,138,715)
Increase (Decrease) in Net Assets from Capital Share Transactions	(69,751,142)	11,864,219	(27,620,154)		3,489,630

Total Increase (Decrease) in Net Assets	(89,698,517)	21,939,544	(34,198,623)		(5,878,301)

Net Assets:
Beginning of Year	227,095,745	205,156,201	60,693,921		66,572,222
End of Year (Includes Undistributed (Distributions in Excess) Net Investment Income of $(198), $—, $(63,752) and $(238,942), respectively)	$137,397,228	$227,095,745	$26,495,298		$60,693,921

Share Transactions:
Issued	150,000	1,150,000	—		750,000
Redeemed	(2,550,000)	(800,000)	(1,300,000)		(700,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(2,400,000)	350,000	(1,300,000)		50,000

(1)	Includes realized gain as a result of in-kind transactions. (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Statements of Changes in Net Assets

	Cambria Global Value ETF			Cambria Global Momentum ETF
	Year Ended April 30, 2016		Year Ended April 30, 2015	Year Ended April 30, 2016		Period Ended April 30, 2015(1)
Operations:
Net Investment Income	$1,679,970		$1,788,526	$403,361		$351,264
Net Realized Loss on Unaffiliated Investments and Affiliated Investments	(2,715,464	)(2)	(302,694)	(3,572,734	)(2)	(218,302)
Net Realized Loss on Foreign Currency Transactions	(234,783)		(155,462)	—		—
Capital Gain Distributions Received from Unaffiliated and Affiliated Investments	—		—	129,573		41,115
Net Change in Unrealized Appreciation (Depreciation) on Unaffiliated Investments and Affiliated Investments	(7,643,381)		(8,797,323)	183,657		188,105
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency	234,205		(229,134)	—		—
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,679,453)		(7,696,087)	(2,856,143)		362,182

Distributions to Shareholders:
Investment Income	(1,427,287)		(1,328,797)	(449,733)		(364,624)
Net Realized Gains	—		(40,291)	—		—
Return of Capital	—		—	(24,940)		—
Total Distributions to Shareholders	(1,427,287)		(1,369,088)	(474,673)		(364,624)

Capital Share Transactions:
Issued	5,536,613		68,618,207	1,134,445		40,563,977
Redeemed	(6,574,021)		(2,132,813)	(16,725,720)		—
Increase (Decrease) in Net Assets from Capital Share Transactions	(1,037,408)		66,485,394	(15,591,275)		40,563,977

Total Increase (Decrease) in Net Assets	(11,144,148)		57,420,219	(18,922,091)		40,561,535

Net Assets:
Beginning of Year/Period	80,580,437		23,160,218	40,561,535		—
End of Year/Period (Includes Undistributed (Distributions in Excess of) Net Investment Income of $346,131, $328,231, $(15,160) and $23,018, respectively)	$69,436,289		$80,580,437	$21,639,444		$40,561,535

Share Transactions:
Issued	250,000		2,900,000	50,000		1,600,001
Redeemed	(350,000)		(100,000)	(700,000)		—
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(100,000)		2,800,000	(650,000)		1,600,001

(1)	The Fund commenced operations on November 3, 2014.
(2)	Includes realized gain or loss as a result of in-kind transactions. (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Statements of Changes in Net Assets

	Cambria Global Asset Allocation ETF			Cambria Value and Momentum ETF		Cambria Sovereign High Yield Bond ETF
	Year Ended April 30, 2016		Period Ended April 30, 2015(1)	Period Ended April 30, 2016(2)		Period Ended April 30, 2016(3)
Operations:
Net Investment Income	$758,017		$131,471	$10,552		$21,691
Net Realized Gain (Loss) on Unaffiliated Investments, Affiliated Investments and Futures Contracts	(1,218,889	)(4)	568	(361,602	)(4)	—
Net Realized Gain on Foreign Currency Transactions	—		—	—		2,417
Capital Gain Distributions Received from Unaffiliated and Affiliated Investments	128,122		7,352	—		—
Net Change in Unrealized Appreciation (Depreciation) on Unaffiliated Investments, Affiliated Investments and Futures Contracts	(1,411,706)		568,045	140,665		201,830
Net Change in Unrealized Appreciation on Foreign Currency	—		—	—		1,053
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,744,456)		707,436	(210,385)		226,991

Distributions to Shareholders:
Investment Income	(812,989)		(102,815)	(9,518)		—
Net Realized Gains	(2,164)		—	—		—
Total Distributions to Shareholders	(815,153)		(102,815)	(9,518)		—

Capital Share Transactions:
Issued	6,325,166		31,181,876	8,035,273		3,822,496
Redeemed	(11,399,910)		—	(3,278,226)		—
Increase (Decrease) in Net Assets from Capital Share Transactions	(5,074,744)		31,181,876	4,757,047		3,822,496

Total Increase (Decrease) in Net Assets	(7,634,353)		31,786,497	4,537,144		4,049,487

Net Assets:
Beginning of Year/Period	31,786,497		—	—		—
End of Year/Period (Includes Undistributed (Distributions in Excess of) Net Investment Income of $—, $34,418, $1,034 and $24,108, respectively)	$24,152,144		$31,786,497	$4,537,144		$4,049,487

Share Transactions:
Issued	250,000		1,250,001	350,004		150,000
Redeemed	(500,000)		—	(150,000)		—
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(250,000)		1,250,001	200,004		150,000

(1)	The Fund commenced operations on December 9, 2014.
(2)	The Fund commenced operations on September 8, 2015.
(3)	The Fund commenced operations on February 22, 2016.
(4)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Investment Income		Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(2)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover(1)(3)
Cambria Shareholder Yield ETF
2016	$31.54	$0.64	$(1.45)	$(0.81)	$(0.72	)(4)	$(1.39)	$(2.11)	$28.62	(2.59)%	$137,397	0.59%		2.10%		43%
2015	$29.95	$0.65	$2.29	$2.94	$(0.55)		$(0.80)	$(1.35)	$31.54	9.92%	$227,096	0.59%		2.09%		41%
2014(5)	$25.00	$0.45	$4.98	$5.43	$(0.36)		$(0.12)	$(0.48)	$29.95	21.81%	$205,156	0.59	%(6)	1.67	%(6)	89%
Cambria Foreign Shareholder Yield ETF
2016	$23.80	$0.81	$(2.61)	$(1.80)	$(0.80	)(7)	$—	$(0.80)	$21.20	(7.67)%	$26,495	0.59%		3.83%		53%
2015	$26.63	$0.93	$(2.70)	$(1.77)	$(0.77)		$(0.29)	$(1.06)	$23.80	(6.67)%	$60,694	0.59%		3.76%		48%
2014(8)	$25.00	$0.41	$1.33	$1.74	$(0.11)		$—	$(0.11)	$26.63	6.96%	$66,572	0.59	%(6)	3.91	%(6)	15%
Cambria Global Value ETF
2016	$21.78	$0.45	$(2.57)	$(2.12)	$(0.37)		$—	$(0.37)	$19.29	(9.76)%	$69,436	0.69%		2.36%		15%
2015	$25.73	$0.68	$(4.10)	$(3.42)	$(0.52)		$(0.01)	$(0.53)	$21.78	(13.29)%	$80,580	0.69%		3.10%		25%
2014(9)	$25.00	$0.14	$0.59	$0.73	$—		$—	$—	$25.73	2.92%	$23,160	0.69	%(6)	4.11	%(6)	—%

*	Per share data calculated using average shares method.
(1)

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(2)	Expense ratios do not include expenses of the underlying funds.
(3)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions in-kind.
(4)	Includes a return of capital of $0.03 per share.
(5)	Inception date May 13, 2013.
(6)	Annualized.
(7)	Includes a return of capital of $0.12 per share.
(8)	Inception date December 2, 2013.
(9)	Inception date March 11, 2014.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Investment Income		Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(2)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover(1)(3)
Cambria Global Momentum ETF
2016	$25.35	$0.34	$(2.51)	$(2.17)	$(0.40	)(4)	$—	$(0.40)	$22.78	(8.61)%	$21,639	0.59%		1.43%		316%
2015(5)	$25.00	$0.30	$0.39	$0.69	$(0.34)		$—	$(0.34)	$25.35	2.76%	$40,562	0.59	%(6)	2.40	%(6)	16%
Cambria Global Asset Allocation ETF
2016	$25.43	$0.58	$(1.26)	$(0.68)	$(0.60)		$—	$(0.60)	$24.15	(2.58)%	$24,152	—%		2.44%		8%
2015(7)	$25.00	$0.18	$0.46	$0.64	$(0.21)		$—	$(0.21)	$25.43	2.58%	$31,786	—	%(6)	1.81	%(6)	4%
Cambria Value and Momentum ETF
2016(8)	$25.00	$0.08	$(2.32)	$(2.24)	$(0.07)		$—	$(0.07)	$22.69	(8.96)%	$4,537	0.66	%(6)(9)	0.55	%(6)	48%
Cambria Sovereign High Yield Bond ETF
2016(10)	$25.00	$0.19	$1.80	$1.99	$—		$—	$—	$26.99	7.96%	$4,049	0.59	%(6)	3.82	%(6)	—%

*	Per share data calculated using average shares method.
(1)

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(2)	Expense ratios do not include expenses of the underlying funds.
(3)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions in-kind.
(4)	Includes a return of capital of $0.02 per share.
(5)	Inception date November 3, 2014.
(6)	Annualized.
(7)	Inception date December 9, 2014.
(8)	Inception date September 8, 2015.
(9)	Includes broker expense of 0.07%.
(10)	Inception date February 22, 2016.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management

Notes to the Financial Statements

April 30, 2016

1. ORGANIZATION

Cambria ETF Trust (the “Trust”), a Delaware statutory trust, was formed on September 9, 2011 as a diversified, open-end registered management investment company under the Investment Company Act of 1940, as amended. The Trust is comprised of nine Exchange Traded Funds (ETFs): Cambria Global Income and Currency Strategies ETF, Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Emerging Shareholder Yield ETF, Cambria Sovereign High Yield Bond ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, Cambria Value and Momentum ETF, and Cambria Global Asset Allocation ETF. These financial statements relate only to Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, Cambria Global Asset Allocation ETF, Cambria Value and Momentum ETF, and Cambria Sovereign High Yield Bond ETF (each a “Fund” and collectively, the “Funds”). Cambria Global Income and Currency Strategies ETF and Cambria Emerging Shareholder Yield ETF have not yet commenced operations. Cambria Investment Management, L.P. (the “Investment Adviser”) serves as the investment adviser to the Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified.

The investment objective of the Cambria Shareholder Yield ETF is to seek income and capital appreciation with an emphasis on income from investments in the U.S. equity market. The Fund commenced operations on May 13, 2013.

The investment objective of the Cambria Foreign Shareholder Yield ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Foreign Shareholder Yield Index. The Fund commenced operations on December 2, 2013.

The investment objective of the Cambria Global Value ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Global Value Index. The Fund commenced operations on March 11, 2014.

The investment objective of the Cambria Global Momentum ETF is to seek to preserve and grow capital from investments in the U.S. and foreign equity, fixed income, commodity and currency markets, independent of market direction. The Fund commenced operations on November 3, 2014.

The investment objective of the Cambria Global Asset Allocation ETF is to seek to track performance (before fees and expenses) of the Cambria Global Asset Allocation Index. The Fund commenced operations on December 9, 2014.

The investment objective of the Cambria Value and Momentum ETF is to seek income and capital appreciation from investments in the U.S. equity market. The Fund commenced operations on September 8, 2015.

The investment objective of the Cambria Sovereign High Yield Bond ETF is to seek income and capital appreciation from investments in securities and instruments that provide exposure to sovereign and quasi-sovereign bonds. The Fund commenced operations on February 22, 2016.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Funds will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares, called “Creation Units.” Creation Units are to be issued and redeemed principally in-kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day.

The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Cambria Investment Management

Notes to the Financial Statements

April 30, 2016 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Significant Accounting Policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S.GAAP”).Therefore, the Funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S.GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid.

For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Board. The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Cambria Investment Management

Notes to the Financial Statements

April 30, 2016 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For the period ended April 30, 2016, there have been no significant changes to the Funds’ fair valuation methodologies.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations.

Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. These gains and losses are included in net realized and unrealized gains and losses on foreign currency transactions on the Statements of Operations.

Futures Contracts — To the extent consistent with its investment objective and strategies, Cambria Value and Momentum ETF utilized futures contracts during the period ended April 30, 2016. The Fund’s investment in futures contracts are designed to enable the Fund to more closely approximate the performance of its benchmark index. Cambria Value and Momentum ETF chose to invest in futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, Cambria Value and Momentum ETF records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract. A margin deposit was made upon entering into futures contracts and is included in Cash at Broker on the Statements of Assets and Liabilities which is the cash held as collateral for the futures contracts.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that Cambria Value and Momentum ETF could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Fund’s policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the Statements of Assets and Liabilities, as Cambria Value and Momentum ETF does not have a master netting agreement with the counterparty to the futures contracts. Refer to the Cambria Value and Momentum ETF Schedule of Investments for details regarding open future contracts as of April 30, 2016. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) of futures contracts are reported in the Cambria Value and Momentum ETF Schedule of Investments. Realized gains or losses on equity rate futures contracts related to the Fund is recognized on the Statement of Operations as part of Net Realized Gain (Loss) on Futures Contracts and any change in unrealized appreciation or depreciation is recognized on the Statements of Operations as Net Change in Unrealized Gain (Loss) on Futures Contracts.

Cambria Investment Management

Notes to the Financial Statements

April 30, 2016 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Income Taxes — The Funds selected a tax year end of April 30, 2016, other than the Cambria Sovereign High Yield Bond ETF, which has selected a tax year end of May 31, 2016. The tax information presented in this report for Cambria Sovereign High Yield Bond ETF is based on estimated tax adjustments as of April 30, 2016. The Funds intend to qualify as “regulated investment companies” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to U.S. federal income tax to the extent they distribute substantially all of their net investment income and net capital gains to their shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period.

The Funds did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year or period ended April 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Organizational Expenses — All organizational and offering expenses of the Trust were borne by the Investment Adviser and are not subject to future recoupment. As a result, organizational and offering expenses are not reflected in the statement of assets and liabilities.

Expenses — Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Dividend income received from the underlying funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the underlying funds are recognized on ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions to Shareholders — The Funds generally pay out dividends from their net investment income, if any, quarterly, and distributes their net capital gains, if any, to shareholders at least annually. All distributions are recorded on ex-dividend date.

Creation Units — The Funds issue and redeem shares on a continuous basis at NAV in groups of 50,000 shares called ‘‘Creation Units.’’ Purchasers of Creation Units (“Authorized Participants”) must pay a creation transaction fee per transaction. The fee is typically a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a Redemption Fee per transaction to the custodian on the date of such redemption, regardless of the number of Creation Units redeemed that day.

Cambria Investment Management

Notes to the Financial Statements

April 30, 2016 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Distributor has entered into Participant Agreements with certain broker-dealers and others that allow those parties to be Authorized Participants and to subscribe for and redeem shares of the Funds. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Fund and/or serve as counterparty to derivative transactions with the Fund.

Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of the Funds may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

If a Creation Unit is purchased or redeemed for cash, a higher transaction fee will be charged. The following table discloses Creation Unit breakdown for the year or period ended April 30, 2016:

	Creation Unit Shares	Transaction Fee	Value	Redemption Fee	Variable Charge
Cambria Shareholder Yield ETF	50,000	$700	$1,431,000	$700	None
Cambria Foreign Shareholder Yield ETF	50,000	2,000	1,060,000	2,000	Up to 2.0%
Cambria Global Value ETF	50,000	2,500	964,500	2,500	Up to 2.0%
Cambria Global Momentum ETF	50,000	500	1,139,000	500	Up to 2.0%
Cambria Global Asset Allocation ETF	50,000	500	1,207,500	500	None
Cambria Value and Momentum ETF	50,000	700	1,134,500	700	None
Cambria Sovereign High Yield Bond ETF	50,000	550	1,349,500	550	Up to 2.0%

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Information concerning illiquid securities is as follows:

Cambria Global Value ETF

Security	Shares	Dates Acquired	Cost Basis
Banco Espirito Santo	318,087	3/11/14(a)	$449,606
BANIF - Banco Internacional do Funchal	60,980,850	3/11/14(a)	747,095

(a)	Purchased on various dates beginning 3/11/14.

Cambria Investment Management

Notes to the Financial Statements

April 30, 2016 (Continued)

3. OFFSETTING ASSETS AND LIABILITIES

The Funds are required to disclose the impact of offsetting assets and liabilities represented in the statement of assets and liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Funds to another party are determinable, the Funds has the right to set off the amounts owed with the amounts owed by the other party, the Funds intends to set off, and the Funds right of setoff is enforceable at law.

As of April 30, 2016, the Funds financial instruments and derivative instruments are not subject to a master netting arrangement.

4. RELATED PARTIES

Investment Advisory Agreement — The Investment Adviser is responsible for overseeing the management and business affairs of the Funds, and has discretion to purchase and sell securities in accordance with the Funds’ objectives, policies, and restrictions. The Investment Adviser reviews, supervises, and administers the Funds’ investment program. The Investment Adviser has entered into an investment advisory agreement (“Management Agreement”) with respect to the Funds. Pursuant to that Management Agreement, the Funds pay the Investment Adviser an annual advisory fee based on its average daily nets assets for the services and facilities it provides payable at an annual rate of 0.59%, excluding the Cambria Global Asset Allocation ETF which is not charged advisory fee.

With the respect to the Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Momentum ETF, Cambria Global Asset Allocation ETF, Cambria Value and Momentum ETF, and Cambria Sovereign High Yield Bond ETF, the Investment Adviser bears all of the costs of the Funds except for the advisory fee, payments under the Funds’ 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses. With respect to the Cambria Global Value ETF, the Investment Adviser bears all of the costs of the Fund except for the advisory fee, payments under the Fund’s 12b-1 plan, brokerage expenses, custodial expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses. The Cambria Global Value ETF may pay up to 0.10% in custody fees. The Management Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, by the Board of Trustees or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on 60 days’ written notice to the Investment Adviser, and by the Investment Adviser on 60 days’ written notice to the Trust and that it shall be automatically terminated if it is assigned.

Additionally, the Investment Adviser earned $7,406 in management fees in the Cambria Global Momentum ETF related to the Fund’s investment in affiliated funds, Cambria Sovereign High Yield Bond ETF and Cambria Shareholder Yield ETF.

Administrator, Custodian and Transfer Agent — SEI Investments Global Fund Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an administration agreement. Brown Brothers Harriman & Co. (the “Custodian” and “Transfer Agent”) serves as the Funds’ Custodian and Transfer Agent pursuant to a Custodian Agreement and a Transfer Agency Services Agreement.

Distribution Agreement — SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator (the “Distributor”), serves as the Funds’ distributor of Creation Units pursuant to a distribution agreement. The Distributor does not maintain any secondary market in Fund shares.

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). In accordance with its Plan, the Funds are authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. However, no such fee is currently paid by the Funds, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

Cambria Investment Management

Notes to the Financial Statements

April 30, 2016 (Continued)

5. INVESTMENT TRANSACTIONS

For the year or period ended April 30, 2016, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
Cambria Shareholder Yield ETF	$76,773,018	$87,170,578
Cambria Foreign Shareholder Yield ETF	18,668,511	21,258,916
Cambria Global Value ETF	10,185,037	10,523,492
Cambria Global Momentum ETF	86,576,406	89,758,423
Cambria Global Asset Allocation ETF	2,909,142	2,379,455
Cambria Value and Momentum ETF(1)	1,340,091	1,572,359
Cambria Sovereign High Yield Bond ETF(2)	3,712,360	—

(1)	The Fund commenced operations on September 8, 2015.

(2)	The Fund commenced operations on February 22, 2016.

For the year or period ended April 30, 2016 there were no purchases and sales of U.S. Government securities.

For the year or period ended April 30, 2016, in-kind transactions associated with creations and redemptions were:

	Purchases	Sales and Maturities	Net Realized Gain (Loss)
Cambria Shareholder Yield ETF	$4,402,491	$73,618,243	$5,467,509
Cambria Foreign Shareholder Yield ETF	—	26,140,790	(4,170,031)
Cambria Global Value ETF	4,840,816	5,900,581	(260,827)
Cambria Global Momentum ETF	1,118,941	16,308,989	(601)
Cambria Global Asset Allocation ETF	6,257,194	11,364,505	(845,351)
Cambria Value and Momentum ETF(1)	7,018,395	2,737,198	24,160

(1)	The Fund commenced operations on September 8, 2015.

The following is a summary of investment transactions in affiliates for the year or period ended April 30, 2016:

Cambria Global Momentum ETF
Value of Shares Held as of 04/30/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Long Term Capital Gain Distributions	Value of Shares Held as of 04/30/16	Dividend Income
Cambria Shareholder Yield ETF
$2,416,983	$3,256,343	$(5,404,120)	$(4,046)	$(331,421)	$66,261	$—	$—
Cambria Sovereign High Yield Bond ETF(1)
$—	$1,153,096	$(61,884)	$89,987	$4,232	$—	$1,185,431	$14,338

Cambria Investment Management

Notes to the Financial Statements

April 30, 2016 (Continued)

5. INVESTMENT TRANSACTIONS (continued)

Cambria Global Asset Allocation ETF
Value of Shares Held as of 04/30/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Long Term Capital Gain Distributions	Value of Shares Held as of 04/30/16	Dividend Income
Cambria Foreign Shareholder Yield ETF
$634,567	$127,315	$(207,758)	$(77,345)	$(30,170)	$—	$446,609	$25,184
Cambria Global Value ETF
$1,275,300	$261,414	$(407,008)	$(167,362)	$(52,959)	$—	$909,385	$25,360
Cambria Shareholder Yield ETF
$929,147	$188,890	$(370,969)	$(79,168)	$(40,232)	$45,912	$673,580	$21,830
Cambria Sovereign High Yield Bond ETF(1)
$—	$864,310	$—	$38,577	$—	$—	$902,887	$—

(1)	The Fund commenced operations on February 22, 2016.

6. PRINCIPAL RISKS

As with all exchange traded funds (‘‘ETFs’’), shareholders of the Funds are subject to the risk that their investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (‘‘NAV’’), trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in the prospectus under the heading ‘‘Principal Risks’’.

Dividend Paying Security Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of companies owned by the Funds and the capital resources available for these companies’ dividend payments may adversely affect the Funds.

Equity Investing Risk — An investment in the Funds involves risks similar to those of investing in any Fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally

Management Risk — The Cambria Shareholder Yield ETF, Cambria Global Momentum ETF, Cambria Value and Momentum ETF, and Cambria Sovereign High Yield Bond ETF (the “Active Funds”) are actively managed using proprietary investment strategies and processes. The Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF and Cambria Global Asset Allocation ETF (the “Index Funds”) are passively-managed, meaning that they are designed to track the performance of an underlying index. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that the Fund will achieve its investment objective. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Cambria Investment Management

Notes to the Financial Statements

April 30, 2016 (Continued)

6. PRINCIPAL RISKS (continued)

Foreign Investment Risk — Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities by each Fund are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

Exchange-Traded Funds and Exchange-Traded Products (ETPs) and Investment Companies Risk — The risks of investing in securities of ETFs, ETPs and investment companies typically reflect the risks of the types of instruments in which the underlying ETF, ETP or investment company invests. In addition, with such investments, the Funds bear its proportionate share of the fees and expenses of the underlying entity. As a result, the Funds’ operating expenses may be higher and performance may be lower.

Non-Correlation Risk — The returns of the Index Funds may not match the return of their Underlying Indexes for a number of reasons. For example, each Index Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Index Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Index Fund and its Underlying Index may vary due to asset valuation differences and differences between each Index Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk — Unlike many investment companies, the Index Funds do not utilize an investing strategy that seeks returns in excess of each Fund’s respective Underlying Index. Therefore, an Index Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Cash — Cash equivalents may consist of cash balances and time deposits maintained or held at Brown Brothers Harriman. Such amounts may be in excess of Federal Deposit Insurance Corporation limitations.

Futures Contracts Risk — Risks associated with the use of futures contracts include the following: (i) an imperfect correlation between movements in prices of index futures contracts and movements in the value of the stock index that the instrument is designed to simulate; and (ii) the possibility of an illiquid secondary market for a futures contract and the resulting inability to close a position prior to its maturity date. Investments in futures may expose the Fund to leverage.

Fixed Income Risk — A decline in an issuer’s credit rating may cause a decrease in the value of its fixed income securities and an increase in their investment risk and volatility. During periods of falling interest rates, an issuer of a callable bond held by the Funds may “call” (or repay) the security before its stated maturity, and the Funds may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Funds’ income. The market value of fixed income securities generally changes in response to changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase.

High Yield Securities Risk — High yield securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations in the Funds. High yield securities are subject to a greater risk of default and investments in them are inherently speculative. The secondary markets in which high yield securities are traded may be less liquid and more volatile than the market for higher grade securities.

Cambria Investment Management

Notes to the Financial Statements

April 30, 2016 (Continued)

6. PRINCIPAL RISKS (continued)

Sovereign Debt Securities Risk — Investments in sovereign and quasi-sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Sovereign High Yield Bond ETF may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Sovereign High Yield Bond ETF’s net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain non-U.S. markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

7. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Investment Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8. INCOME TAXES

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences which are primarily attributable to partnership adjustments, reclassification of distributions paid and received, reallocation of dividend incomes from underlying funds, certain foreign currency related transactions, redemptions in-kind, and sale of passive foreign investment companies have been reclassified to/from the following accounts.

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Cambria Shareholder Yield ETF	$5,470,288	$117,609	$(5,587,897)
Cambria Foreign Shareholder Yield ETF	(4,281,522)	245,128	4,036,394
Cambria Global Value ETF	(260,827)	(234,783)	495,610
Cambria Global Momentum ETF	7,478	8,194	(15,672)
Cambria Global Asset Allocation ETF	(824,144)	20,554	803,590
Cambria Value and Momentum ETF	24,160	—	(24,160)
Cambria Sovereign High Yield Bond ETF	—	2,417	(2,417)

These reclassifications had no impact on the net assets or the net asset value per share of the Funds.

Cambria Investment Management

Notes to the Financial Statements

April 30, 2016 (Continued)

8. INCOME TAXES (continued)

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
Cambria Shareholder Yield ETF
2016	$3,914,264	$7,476,072	$176,238	$11,566,574
2015	9,022,877	334,934	—	9,357,811
Cambria Foreign Shareholder Yield ETF
2016	$1,478,338	$—	$201,561	$1,679,899
2015	3,083,338	—	—	3,083,338
Cambria Global Value ETF
2016	$1,427,287	$—	$—	$1,427,287
2015	1,369,088	—	—	1,369,088
Cambria Global Momentum ETF
2016	$449,733	$—	$24,940	$474,673
2015	364,624	—	—	364,624
Cambria Global Asset Allocation ETF
2016	$794,101	$21,052	$—	$815,153
2015	102,815	—	—	102,815
Cambria Value and Momentum ETF
2016	$9,518	$—	$—	$9,518
Cambria Sovereign High Yield Bond ETF
2016	$—	$—	$—	$—

As of April 30, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Cambria Shareholder Yield ETF	Cambria Foreign Shareholder Yield ETF	Cambria Global Value ETF	Cambria Global Momentum ETF
Undistributed Ordinary Income	$—	$—	$336,406	$—
Capital Loss Carryforwards	—	(1,744,630)	(700,810)	(2,855,489)
Post October Losses	(4,192,317)	(2,374,132)	(1,756,024)	(742,120)
Late Year Loss Deferral	(198)	—	—	(15,161)
Unrealized Appreciation (Depreciation)	7,691,169	(3,089,600)	(16,422,824)	296,974
Other Temporary Differences	—	—	9,723	—
Total Distributable Earnings (Accumulated Losses)	$3,498,654	$(7,208,362)	$(18,533,529)	$(3,315,796)

Cambria Investment Management

Notes to the Financial Statements

April 30, 2016 (Continued)

8. INCOME TAXES (continued)

	Cambria Global Asset Allocation ETF	Cambria Value and Momentum ETF	Cambria Sovereign High Yield Bond ETF
Undistributed Ordinary Income	$—	$1,034	$24,108
Undistributed Long-Term Capital Gain	10,798	—	—
Capital Loss Carryforwards	—	(144,958)	—
Post October Losses	(297,981)	(284,407)	—
Unrealized Appreciation (Depreciation)	(843,661)	184,268	202,883
Total Distributable Earnings (Accumulated Losses)	$(1,130,844)	$(244,063)	$226,991

The Funds are permitted to utilize capital losses that are carried forward and will retain their character as either short-term or long-term capital losses. As of April 30, 2016, the Funds have the following capital loss carryforwards and offset capital gains for an unlimited period:

	Non-Expiring Short-Term Loss	Non-Expiring Long-Term Loss	Total
Cambria Foreign Shareholder Yield ETF	$—	$1,744,630	$1,744,630
Cambria Global Value ETF	310,769	390,041	700,810
Cambria Global Momentum ETF	2,854,527	962	2,855,489
Cambria Value and Momentum ETF	59,303	85,655	144,958

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2015 through April 30, 2016, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held (excluding foreign currency) by the Funds at April 30, 2016, were as follows:

Cambria Investment Management	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Cambria Shareholder Yield ETF	$126,999,260	$16,038,095	$(8,346,964)	$7,691,131
Cambria Foreign Shareholder Yield ETF	27,514,454	1,311,072	(4,399,254)	(3,088,182)
Cambria Global Value ETF	83,482,777	3,359,094	(19,785,332)	(16,426,238)
Cambria Global Momentum ETF	18,411,841	414,013	(117,039)	296,974
Cambria Global Asset Allocation ETF	25,038,349	164,338	(1,007,999)	(843,661)
Cambria Value and Momentum ETF	3,925,947	272,624	(88,356)	184,268
Cambria Sovereign High Yield Bond ETF	3,662,439	202,881	(1,051)	201,830

Cambria Investment Management

Notes to the Financial Statements

April 30, 2016 (Concluded)

9. CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On March 8, 2016, following a review of independent registered public accounting firms, PriceWaterhouseCoopers LLC (“PWC”) ceased to act as the independent registered public accounting firm to the Trust and the Board of Trustees approved the engagement of Cohen Fund Audit Services, LTD as the new independent registered public accounting firm for the Funds’ fiscal year ending April 30, 2016.

Since the engagement of PWC on April 18, 2013, and through March 8, 2016, there were no disagreements between the Trust and PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PWC, would have caused it to make reference to the disagreements in its report on the financial statements, had one been prepared. In addition, there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During this period, neither the Trust nor anyone on its behalf consulted PWC concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

10. SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Cambria Investment Management

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Cambria ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, Cambria Global Asset Allocation ETF, Cambria Value and Momentum ETF, and Cambria Sovereign High Yield Bond ETF (the “Funds”), each a series of Cambria ETF Trust, as of April 30, 2016, and the related statements of operations, and changes in net assets and the financial highlights for the year then ended for the Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Momentum ETF and Cambria Global Asset Allocation ETF, and the related statements of operations, and changes in net assets and financial highlights for the period September 8, 2015 (commencement of operations) through April 30, 2016 for Cambria Value and Momentum ETF, and the related statements of operations, and changes in net assets and financial highlights for the period February 22, 2016 (commencement of operations) through April 30, 2016 for Cambria Sovereign High Yield Bond ETF. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Funds’ financial statements and financial highlights for the periods on or prior to April 30, 2015, were audited by other auditors, whose report dated June 26, 2015, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, Cambria Global Asset Allocation ETF, Cambria Value and Momentum ETF, and Cambria Sovereign High Yield Bond ETF as of April 30, 2016, the results of their operations, changes in their net assets, and the financial highlights for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
June 29, 2016

Cambria Investment Management

Disclosure of Fund Expenses

(Unaudited)

All Exchange Traded Funds (“ETF”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, brokerage fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2015 to April 30, 2016).

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Cambria Investment Management

Disclosure of Fund Expenses

(Unaudited) (Concluded)

	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Annualized Expense Ratios	Expenses Paid During Period(1)
Cambria Shareholder Yield ETF
Actual Fund Return	$1,000.00	$969.60	0.59%	$2.89
Hypothetical 5% Return	$1,000.00	$1,021.93	0.59%	$2.97
Cambria Foreign Shareholder Yield ETF
Actual Fund Return	$1,000.00	$1,018.30	0.59%	$2.96
Hypothetical 5% Return	$1,000.00	$1,021.93	0.59%	$2.97
Cambria Global Value ETF
Actual Fund Return	$1,000.00	$1,021.30	0.69%	$3.47
Hypothetical 5% Return	$1,000.00	$1,021.43	0.69%	$3.47
Cambria Global Momentum ETF
Actual Fund Return	$1,000.00	$991.20	0.59%	$2.92
Hypothetical 5% Return	$1,000.00	$1,021.93	0.59%	$2.97
Cambria Global Asset Allocation ETF
Actual Fund Return	$1,000.00	$1,025.80	—%	$—
Hypothetical 5% Return	$1,000.00	$1,024.86	—%	$—
Cambria Value and Momentum ETF
Actual Fund Return	$1,000.00	$938.90	0.59%	$2.85
Hypothetical 5% Return	$1,000.00	$1,021.93	0.59%	$2.97
Cambria Sovereign High Yield Bond ETF
Actual Fund Return	$1,000.00	$1,079.60	0.59%	$1.12(2)
Hypothetical 5% Return	$1,000.00	$1,021.93	0.59%	$2.97

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 182/366 (to reflect the one-half year period).

(2)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 68/366 (to reflect the actual time the Fund was operations from 02/22/16-04/30/16).

Cambria Investment Management

Trustees and Officers

(Unaudited)

Set forth below are the names, years of birth, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Richardson is a Trustee who is deemed to be an “interested” Trustee of the Fund as that term is defined in the 1940 Act by virtue of his employment with and ownership interest in the Investment Adviser. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling (855) 383-4636. The following chart lists Trustees and Officers as of April 30, 2016.

Name, Address, Year of Birth(1)	Position(s) Held with the Trust and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Eric W. Richardson DOB: 1966	Trustee and President of the Trust (since 2012)	Co-founder and Chief Executive Officer, Cambria Investment Management, L.P. (2006-present); Manager, Cambria Indices, LLC (2013-present).	None
INDEPENDENT TRUSTEES
Eric Leake DOB: 1970	Trustee (Since 2013)	Partner and Chief Investment Officer, Anchor Capital Management Group, Inc. (since 1996).	Board Member, National Association of Active Investment Management (NAAIM) (2008-2010).
Dennis G. Schmal DOB: 1947	Trustee (Since 2013)	Self-employed consultant (since 2003).

Director, AssetMark (formerly Genworth) Mutual Funds (2007-present); Trustee, Grail Advisors ETF Trust (2009-2011); Director, Merriman Holdings Inc. (formerly MCF Corp.) (financial services) (2003-present); Director, Owens Realty Mortgage Inc. (real estate) (2013-present); Director and Chairman, Pacific Metrics Corporation (2005-2014) (educational services); Director and Chairman, Sitoa Global (2011-2013) (e-commerce); Director, Varian Semiconductor (2004-2011); Trustee, Wells Fargo GAI Hedge Funds (2008-present); Director, Blue Calypso (2015-present) (e-commerce).

(1)	Unless otherwise noted, the business address of each trustee is Cambria ETF Trust, 2321 Rosecrans Avenue, Suite 3225, El Segundo, CA 90245. Trustees oversee 9 funds in the Cambria ETF Trust.

(2)

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Trust Instrument.

Cambria Investment Management

Trustees and Officers

(Unaudited) (Concluded)

Name, Address, Year of Birth(3)	Position(s) Held with the Trust and Length of Time Served(4)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Officer
OFFICERS(5)
Syed Umar Ehtisham DOB: 1981	Chief Compliance Officer and Anti-Money Laundering Officer (Since 2014)

Director, Cipperman Compliance Services (2014-present); Audit Manager, E*TRADE (2013-2014); Regulatory Issue Manager/Regulatory Change Manager, Vice President, Bank of America Merrill Lynch (2010-2012).

None
Mebane Faber DOB: 1977	Vice President (Since 2012)

Co-founder and Chief Investment Officer, Cambria Investment Management, L.P. (2006-present); Manager, Cambria Indices, LLC (2013-present); Co-founder and Writer, Alphaclone (investing research website) (2008-present).

None
Peter Rodriguez(6) 1 Freedom Valley Drive Oaks, PA 19456 DOB: 1962	Principal Financial Officer (Since 2013)

Director, Fund Accounting, SEI Investments Global Funds Services (March 2011 to present, September 2002 to March 2005 and 1997-2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Funds Services (March 2005 to June 2006).

None

(3)	Unless otherwise noted, the business address of each officer is Cambria ETF Trust, 2321 Rosecrans Avenue, Suite 3225, El Segundo, CA 90245.

(4)

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Trust Instrument.

(5)	Officers oversee 9 funds in the Cambria ETF Trust.

(6)	Certain officers and/or interested trustees of the Fund are also officers of the distributor, the advisor or the administrator.

Cambria Investment Management

Approval of Advisory Agreements & Board Considerations

April 30, 2016 (Unaudited)

Board Consideration of the Investment Advisory Agreements

The Board of Trustees (the “Board”) of Cambria ETF Trust (the “Trust”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), attended an in-person meeting held on March 8, 2016, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreements (the “Agreements”) between the Trust and Cambria Investment Management, L.P. (“Cambria”) applicable to each series of the Trust (each, a “Fund” and collectively, the “Funds”): Cambria Global Income and Currency Strategies ETF (“FXFX”), Cambria Shareholder Yield ETF (“SYLD”), Cambria Foreign Shareholder Yield ETF (“FYLD”), Cambria Emerging Shareholder Yield ETF (“EYLD”), Cambria Sovereign High Yield Bond ETF (“SOVB”), Cambria Global Momentum ETF (“GMOM”), Cambria Global Asset Allocation ETF (“GAA”), Cambria Global Value ETF (“GVAL”), and Cambria Value and Momentum ETF (“VAMO”). In preparation for its deliberations, the Board requested and reviewed written responses from Cambria to a due diligence questionnaire circulated on the Board’s behalf. During its deliberations, the Board received an oral presentation from Cambria, and was assisted by the advice of independent legal counsel.

In evaluating the Agreements, the Board reviewed information regarding Cambria’s personnel, operations, and financial condition. In addition, the Board considered that the evaluation process with respect to Cambria is an ongoing one and, in this regard, the Board considers information at each regularly scheduled meeting including, among other things, information concerning performance and services provided by Cambria. At the meeting, the Board considered, among other matters: (1) the nature, extent and quality of the services provided by Cambria; (2) the costs of the services provided and profitability to Cambria with respect to its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable investors to share in the benefits of economies of scale; and (5) other benefits received by Cambria from its relationship with the Funds.

Nature, Quality and Extent of Services. The Board reviewed the nature, quality and extent of the overall services provided by Cambria to the Funds. In this connection, the Board considered the responsibilities of Cambria, recognizing that Cambria had invested significant time and effort in structuring the Trust and the Funds, obtaining the necessary exemptive relief from the Securities and Exchange Commission (“SEC”), arranging service providers, exploring various sales channels and assessing the appeal for each Fund’s investment strategy. The Board also discussed and considered the role of Cambria Indices, LLC as index provider to FYLD, GVAL, and GAA (collectively, the “Index Funds”). In addition, the Board considered that Cambria is responsible for providing investment advisory services to the Funds, monitoring compliance with each Fund’s objectives, policies and restrictions, and carrying out directives of the Board. The Board also considered the services provided by Cambria in the oversight of the Trust’s distributor, administrator, transfer agent and custodian. In addition, the Board evaluated the integrity of Cambria’s personnel, the experience of the portfolio management team in managing assets, their experiences with Cambria’s services, and the adequacy of Cambria’s resources and financial condition.

Performance. The Board noted that it considered the performance of the Funds throughout the year and reviewed each Fund’s performance for various periods. In this regard, among other things, the Board considered each Fund’s total returns compared to the total returns of a group of funds historically identified by Cambria as comparable (a Fund’s “peer group”) and an index by which to compare the Fund’s performance (a Fund’s “benchmark”). The Board noted that: (1) SYLD underperformed its benchmark, the S&P 500 Index, for the three-month, 12-month, and since inception periods, but performed in line with its peer group of funds for the same periods; (2) FYLD underperformed its benchmark, the MSCI EAFE Index, for the 12-month period and since inception periods but outperformed its benchmark for the three-month period, and generally performed in line with its peer group of funds for the same periods; (3) GVAL underperformed its benchmark, the MSCI ACWI Index, and its peer group of funds for the three-month, 12-month, and since inception periods; (4) GMOM underperformed its benchmark, a blended index consisting of the S&P Balanced Equity and Bond - Moderate Index (SPBXMI), for the three-month, 12-month, and since inception periods, but generally performed in line with its peer group of funds for the same periods; (5) GAA underperformed its benchmark, SPBXMI, for the three-month, 12-month, and since inception periods, and underperformed its benchmark during the three-month period; and (6) VAMO, which launched on September 8, 2015, underperformed its benchmark, the S&P 500 Index, and its peer funds for the three-month and since inception periods. The Board also took into consideration Cambria’s representations regarding

Cambria Investment Management

Approval of Advisory Agreements & Board Considerations

April 30, 2016 (Unaudited) (Concluded)

the performance of the Funds, including that: (1) the investment strategies of the Funds may cause them to underperform their benchmarks and/or peer groups during certain periods, but should benefit the Funds’ shareholders in the long term; and (2) the value-oriented nature of certain Funds’ investments caused them to underperform their benchmarks and peer groups during periods when the markets favored growth stocks. With respect to the Index Funds, the Board also considered the quality of the index each Fund seeks to track, each Fund’s tracking error relative to its underlying index, and Cambria’s representation that each Fund’s tracking error met the expectations described in the SEC exemptive order on which Cambria and the Funds rely to operate as exchange-traded funds. The Board also considered each Fund’s portfolio turnover rate.

Comparative Fees and Expenses. The Board considered that Cambria charges a unitary advisory to each of the Funds. The Trustees noted that under the unitary fee structure proposed, Cambria, and not the Funds, is responsible for paying many of the expenses necessary to service the Funds, including those of other service providers. In considering the proposed advisory fees, the Board reviewed and considered the fees in light of the nature, quality and extent of the services provided by Cambria. Due to the unitary advisory fee charged by Cambria for the Funds, the Board considered how the Funds’ total expense ratios compared to their peer groups. After comparing expense ratios, the Board noted that the estimated total expense ratios of (i) EYLD, FYLD, and GVAL were higher than the expense ratios of their peer funds; (ii) GMOM was lower than the expense ratio of its peer funds, and (iii) SYLD, VAMO, SOVB, and FXFX were generally in line with the expense ratios of their peer funds. The Board considered Cambria’s representation that, in almost all cases, the peer groups’ advisory fee rates were equal to their gross expense ratios. The Board also considered Cambria’s representation that it would continue to monitor the Funds’ expense ratios as compared to those of their peer groups to seek to ensure that the Funds remain competitive.

Costs and Profitability. The Board then considered the profits realized by Cambria with respect to SYLD, FYLD, GVAL, GMOM, VAMO, SOVB, and GAA, and the estimated profits to be realized by Cambria with respect to EYLD and FXFX in connection with providing services to the Funds. With respect to EYLD and FXFX, the Board noted that it was difficult to estimate how profitable the Funds would be to Cambria as they had not yet commenced operations. The Board reviewed profit and loss information provided by Cambria with respect to the Funds. In this connection, the Board also noted Cambria’s representation of its long-term commitment to the success of the Funds and its proposal of a unitary fee structure under which Cambria bore the risk if certain of the Funds’ expenses increased. The Board further considered the costs associated with the personnel, systems and equipment necessary to manage the Funds and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies as well as other expenses Cambria pays in accordance with the Agreements.

Other Benefits. The Board then considered the extent to which Cambria derives ancillary benefits from the Funds’ operations. The Board also considered potential benefits to Cambria as a result of its ability to use the Funds’ assets to engage in soft dollar transactions. The Board noted that Cambria did not have any affiliates that would benefit from the Funds’ operations. The Board reviewed the degree to which Cambria may receive compensation from the Funds based upon a Fund’s investment in other Cambria ETFs, noting the Funds do not pay multiple advisory fees. The Board also considered that Cambria, not the applicable index Fund, pays any licensing fees attributable to underlying Cambria indices to Cambria’s affiliated index provider.

Economies of Scale. The Board next considered the absence of breakpoints in Cambria’s fee schedule for each Fund and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in each Fund’s asset levels. The Board determined that it is difficult to predict when economies of scale might be realized for Cambria and these newly launched Funds as well as the Funds that have not yet commenced operations. The Board, thus, determined to monitor potential economies of scale, as well as the appropriateness of introducing breakpoints, as assets managed by each Fund grow larger.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements, as outlined in the Agreements, were fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred, and such other matters as the Board considered relevant. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the renewal of the Agreements.

Cambria Investment Management

Notice to Shareholders

April 30, 2016 (Unaudited)

For shareholders that do not have an April 30, 2016, tax year end, this notice is for informational purposes only. For shareholders with an April 30, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended April 30, 2016, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit(6)
Cambria Shareholder Yield ETF	1.52%	64.64%	33.84%	100.00%	100.00%	100.00%	0.00%	0.02%	0.00%	N/A
Cambria Foreign Shareholder Yield ETF	11.11%	0.00%	88.89%	100.00%	0.00%	100.00%	0.00%	0.02%	0.00%	7.44%
Cambria Global Value ETF	0.00%	0.00%	100.00%	100.00%	0.00%	99.76%	0.00%	0.01%	0.00%	19.05%
Cambria Global Momentum ETF	5.25%	0.00%	94.75%	100.00%	20.79%	43.73%	0.00%	0.86%	0.00%	N/A
Cambria Global Asset Allocation ETF	0.00%	2.58%	97.42%	100.00%	4.34%	22.97%	0.00%	0.32%	100.00%	N/A
Cambria Value and Momentum ETF	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	N/A
Cambria Sovereign High Yield Bond ETF	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	N/A

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended April 30, 2016. The Cambria Foreign Shareholder Yield ETF, and the Cambria Global Value ETF expect to pass through $135,068 and $335,901 respectively, as foreign tax credits on Form 1099-DIV for the year ending December 31, 2016 which shareholders of these portfolios will receive in late January 2017. In addition, for the year ended April 30, 2016, gross foreign source income amounted to $1,531,806 and $2,521,732 respectively, and will be reported on Form 1099-DIV for the year ending December 31, 2016, which shareholders of these portfolios will receive in late January 2017.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending April 30, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

Cambria Investment Management

Supplemental Information

(Unaudited)

Net asset value, or “NAV”, is the price per share at which a Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. A Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of the Fund’s holdings. The NAV of a Fund may also be impacted by the accrual of deferred taxes. The Market Price of a Fund generally fluctuates in response to changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of a NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

	Market Price One Year Total Return	Market Price Cumulative Inception Date Total Return	Market Price, End of Period
Cambria Shareholder Yield ETF	(2.62)%	—	$28.61
Cambria Foreign Shareholder Yield ETF	(8.41)	—	20.94
Cambria Global Value ETF	(9.25)	—	19.39
Cambria Global Momentum ETF	(8.57)	—	22.78
Cambria Global Asset Allocation ETF	(2.62)	—	24.15
Cambria Value and Momentum ETF	—	(8.96)%	22.69
Cambria Sovereign High Yield Bond ETF	—	8.72	27.18

Cambria Shareholder Yield ETF

Premium/Discount Analysis

Inception Date 5/13/13

Analysis Period 5/13/13-4/30/16

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	—	—
	-2.50%	—	—
	-2.00%	—	—
	-1.50%	—	—
	-1.00%	—	—
	-0.50%	322	52.87%
Sold at Par	0.00%	—	—
	0.50%	287	47.13%
	1.00%	—	—
	1.50%	—	—
	2.00%	—	—
Fund Sold at Premium	2.50%	—	—
	3.00%	—	—
	3.50%	—	—
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

Cambria Investment Management

Supplemental Information

(Unaudited) (Continued)

Cambria Foreign Shareholder Yield ETF

Premium/Discount Analysis

Inception Date 12/2/13

Analysis Period 12/2/13-4/30/16

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	2	0.33%
	-2.50%	2	0.33%
	-2.00%	9	1.47%
	-1.50%	28	4.56%
	-1.00%	83	13.52%
	-0.50%	183	29.80%
Sold at Par	0.00%	—	—
	0.50%	211	34.36%
	1.00%	84	13.68%
	1.50%	11	1.79%
	2.00%	1	0.16%
Fund Sold at Premium	2.50%	—	—
	3.00%	—	—
	3.50%	—	—
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

Cambria Global Value ETF

Premium/Discount Analysis

Inception Date 3/11/14

Analysis Period 3/11/14-4/30/16

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	—	—
	-2.50%	1	0.18%
	-2.00%	1	0.18%
	-1.50%	18	3.29%
	-1.00%	54	9.87%
	-0.50%	136	24.86%
Sold at Par	0.00%	—	—
	0.50%	218	39.85%
	1.00%	103	18.83%
	1.50%	13	2.38%
	2.00%	3	0.55%
Fund Sold at Premium	2.50%	—	—
	3.00%	—	—
	3.50%	—	—
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

Cambria Investment Management

Supplemental Information

(Unaudited) (Continued)

Cambria Global Momentum ETF

Premium/Discount Analysis

Inception Date 11/3/14

Analysis Period 11/3/14-4/30/16

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	—	—
	-2.50%	—	—
	-2.00%	—	—
	-1.50%	—	—
	-1.00%	—	—
	-0.50%	182	47.89%
Sold at Par	0.00%	—	—
	0.50%	198	52.11%
	1.00%	—	—
	1.50%	—	—
	2.00%	—	—
Fund Sold at Premium	2.50%	—	—
	3.00%	—	—
	3.50%	—	—
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

Cambria Global Asset Allocation ETF

Premium/Discount Analysis

Inception Date 12/9/14

Analysis Period 12/9/14-4/30/16

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	—	—
	-2.50%	—	—
	-2.00%	—	—
	-1.50%	—	—
	-1.00%	—	—
	-0.50%	161	45.61%
Sold at Par	0.00%	—	—
	0.50%	192	54.39%
	1.00%	—	—
	1.50%	—	—
	2.00%	—	—
Fund Sold at Premium	2.50%	—	—
	3.00%	—	—
	3.50%	—	—
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

Cambria Investment Management

Supplemental Information

(Unaudited) (Concluded)

Cambria Value and Momentum ETF

Premium/Discount Analysis

Inception Date 9/8/15

Analysis Period 9/8/15-4/30/16

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	—	—
	-2.50%	—	—
	-2.00%	—	—
	-1.50%	—	—
	-1.00%	2	1.20%
	-0.50%	42	25.15%
Sold at Par	0.00%	—	—
	0.50%	118	70.66%
	1.00%	5	2.99%
	1.50%	—	—
	2.00%	—	—
Fund Sold at Premium	2.50%	—	—
	3.00%	—	—
	3.50%	—	—
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

Cambria Sovereign High Yield Bond ETF

Premium/Discount Analysis

Inception Date 2/22/16

Analysis Period 2/22/16-4/30/16

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	—	—
	-2.50%	—	—
	-2.00%	—	—
	-1.50%	—	—
	-1.00%	—	—
	-0.50%	—	—
Sold at Par	0.00%	—	—
	0.50%	—	—
	1.00%	30	61.22%
	1.50%	8	16.33%
	2.00%	1	2.04%
Fund Sold at Premium	2.50%	9	18.37%
	3.00%	1	2.04%
	3.50%	—	—
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

Investment Adviser:

Cambria Investment Management, L.P.

2321 Rosecrans Avenue

Suite 3225

El Segundo, CA 90245

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, District of Columbia 20004

Independent Registered Public Accounting Firm:

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

This information must be preceded or accompanied by a current prospectus.

CIM-AR-001-0300

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer or any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert Dennis G. Schmal is an independent trustee as defined in Form N-CSR Item 3 (a) (2)

Item 4. Principal Accountant Fees and Services.

Fees billed by Cohen Fund Audit Services, Ltd. (Cohen) related to the Registrant.

Cohen billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal year 2016 and 2015, respectively, as follows:

		Fiscal 2016			Fiscal 2015
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$77,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	$—	$—	$—	N/A	N/A	N/A
(c)	Tax Fees	$—	$—	$—	N/A	N/A	N/A
(d)	All Other Fees	$—	$—	$—	N/A	N/A	N/A

Fees billed by PricewaterhouseCoopers (PwC) related to the Registrant.

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal year 2016 and 2015, respectively, as follows:

		Fiscal 2016			Fiscal 2015
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	N/A	N/A	N/A	$80,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	$—	$—	$—
(c)	Tax Fees	N/A	N/A	N/A	$—	$—	$—
(d)	All Other Fees	N/A	N/A	N/A	$—	$—	$—

(e)(1) The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved .

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	Fiscal 2016	Fiscal 2015
Audit-Related Fees	N/A	—%
Tax Fees	N/A	—%
All Other Fees	N/A	—%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (Cohen):

	Fiscal 2016	Fiscal 2015
Audit-Related Fees	—%	N/A
Tax Fees	—%	N/A
All Other Fees	—%	N/A

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by Cohen for the fiscal year 2016 were $0.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed hereto.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cambria ETF Trust

By (Signature and Title)	/s/ Eric Richardson
Eric Richardson, President

Date: July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Eric Richardson
Eric Richardson, President

Date: July 8, 2016

By	/s/ Peter Rodriguez
Peter Rodriguez, Principal Financial Officer

Date: July 8, 2016